Posting Supplement No. 40 dated November 21, 2008 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 65099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
65099	$15,500	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 65099. Member loan 65099 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Denise Brown	Debt-to-income ratio:	7.99%
Length of employment:	3 years	Location:	Midwest City, OK

Home town:	Los Angeles
Current & past employers:	Denise Brown, self
Education:	Demarge College

This borrower member posted the following loan description, which has not been verified:

To pay of credit cards and and bills also to get more equipment

A credit bureau reported the following information about this borrower member on January 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	0
Revolving Credit Balance:	$10,686.00	Public Records On File:	1
Revolving Line Utilization:	51.40%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 288651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
288651	$3,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 288651. Member loan 288651 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Fontana Nutritional Center	Debt-to-income ratio:	16.08%
Length of employment:	9 years	Location:	Fontana, CA

Home town:	Fontana
Current & past employers:	Fontana Nutritional Center, Brigida Gamez
Education:	Chaffey College

This borrower member posted the following loan description, which has not been verified:

to consolidate some card with the APR to high

A credit bureau reported the following information about this borrower member on March 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,582.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 354798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
354798	$8,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 354798. Member loan 354798 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Self employed	Debt-to-income ratio:	21.72%
Length of employment:	2 years	Location:	Myrtle Beach, SC

Home town:	Billerica
Current & past employers:	Self employed, Town of Billerica
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

My husband and I own a fantastic neighborhood tavern in Conway, SC filled with loyal regulars that are more like family to us. This loan will help us pay off some existing debt and bills. We appreciate this opportunity to ask for funds from this areana and thank you for your consideration of our needs.

A credit bureau reported the following information about this borrower member on August 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,150.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360005	$6,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360005. Member loan 360005 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Gittleson Jewelers	Debt-to-income ratio:	15.62%
Length of employment:	10 years 4 months	Location:	Prairie Village, KS

Home town:	Kansas City
Current & past employers:	Gittleson Jewelers, Gittleson Jewelers
Education:	Central Missouri State University

This borrower member posted the following loan description, which has not been verified:

consolidate debt and home improvement

A credit bureau reported the following information about this borrower member on October 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,736.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360176	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360176. Member loan 360176 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Golden Gate National Parks Conservancy	Debt-to-income ratio:	17.13%
Length of employment:	3 years 1 month	Location:	San Francisco, CA

Home town:
Current & past employers:	Golden Gate National Parks Conservancy
Education:

This borrower member posted the following loan description, which has not been verified:

The main purpose of this loan is to test the borrowing side of Lending Club. I will be using this loan to purchase more shares of index funds for my ROTH IRA. I am a good candidate for this loan because I have the asset in place to pay this loan off currently.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360521	$10,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360521. Member loan 360521 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	University of GA	Debt-to-income ratio:	21.48%
Length of employment:	28 years	Location:	CARLTON, GA

Home town:	Carlton
Current & past employers:	University of GA
Education:	Athens Technical College

This borrower member posted the following loan description, which has not been verified:

I want to pay off some credit cards that I used for Christmas and realized too late that I had over charged.

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,779.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 360825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360825	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360825. Member loan 360825 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	15.64%
Length of employment:	9 years	Location:	Longmont, CO

Home town:	Abington
Current & past employers:	Self Employed, Langlotz Stone Design
Education:	Bryn Athyn College of the New Church

This borrower member posted the following loan description, which has not been verified:

I know this is a boring kind of loan, but it is what I need. My wife just had some expensive dental work done and we also just had some expensive car repairs, so the debt has been piling up a bit on our credit cards.

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,119.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361723	$8,300	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361723. Member loan 361723 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	15.50%
Length of employment:	3 years 6 months	Location:	Plain, WI

Home town:	Missoula
Current & past employers:
Education:	Wellesley College

This borrower member posted the following loan description, which has not been verified:

Hi there, My husband and I would like to pay off the credit card debt we accrued when getting married and settling into a home together. Our hope is to eliminate one of our two cards and keep one card for emergencies. Thank you, Mrs. Phillips

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,164.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362055	$24,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362055. Member loan 362055 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Fletcher Allen Healthcare	Debt-to-income ratio:	15.83%
Length of employment:	6 years 6 months	Location:	ISLE LAMOTTE, VT

Home town:	Montpelier
Current & past employers:	Fletcher Allen Healthcare
Education:	South University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate debt (car, credit cards) and to pay for costs of my BSN. I am an oncology nurse and have been working at the same hospital for 7 years and my goal for 2009 is to live credit card free and finish my bachelors degree. This loan will help me do that alittle quicker.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,306.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362277	$5,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362277. Member loan 362277 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Casino Arizona	Debt-to-income ratio:	23.88%
Length of employment:	5 years 10 months	Location:	chandler, AZ

Home town:	Albuquerque
Current & past employers:	Casino Arizona, Santa Ana Casino
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

My Washington Mutual credit card sent me a notice that they will be raising my rate to 33.00%. I assume it is because they just got bought out by citigroup. I ordinarily would just switch credit cards to a different company, but with this economy nobody is approving anybody. I hate paying interest to credit card companies and would rather pay regular people. I have never been late on a payment and have a good paying job as a blackjack dealer. I have worked for the same Casino for 5 1/2 years. I have a wife and a 2 year old daughter. This is my first time trying this and would consider doing it again if it works out. Thank you for your time and I promise to pay back every penny if this loan is approved

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,726.00	Public Records On File:	1
Revolving Line Utilization:	83.00%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362386	$20,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362386. Member loan 362386 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Cardinal Health NPS	Debt-to-income ratio:	15.42%
Length of employment:	11 years	Location:	Richmond, CA

Home town:	Richmond
Current & past employers:	Cardinal Health NPS
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off debt so that I can live comfortly.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,971.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362393	$18,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362393. Member loan 362393 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Pfizer, Inc.	Debt-to-income ratio:	8.93%
Length of employment:	7 years 6 months	Location:	Toronto, OH

Home town:	Steubenville
Current & past employers:	Pfizer, Inc.
Education:	Franciscan University of Steubenville, Mount Vernon Nazarene College

This borrower member posted the following loan description, which has not been verified:

Valley Weaponry LLC a tactical supply store located in Wintersville, Ohio is looking to increase its inventory. Currently, the business possesses $90,000.00 in firearms, ammunition, tactical equipment and cash. Business is increasing due to uncertainty surrounding the new presidential administration and its opinion regarding the 2nd amendment. The funds will be used to purchase new tactical protective vests that will be sold to local police departments. We anticipate selling the vests by the end of January 2009.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$126,302.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362480	$10,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362480. Member loan 362480 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Homegrown Services, Inc	Debt-to-income ratio:	7.24%
Length of employment:	2 years 1 month	Location:	Fremont, CA

Home town:	Portland
Current & past employers:	Homegrown Services, Inc, Chipotle, Best Buy Co. Inc., McDonald's Corp
Education:	Hamburger University, (McDonald's Corp)

This borrower member posted the following loan description, which has not been verified:

My business is professional residential house cleaning. I need a loan to payoff the balance on my corporate credit card, purchase new vacuums and to maintain a larger working capital balance. The credit card debt is $3,000. To purchase new vacuums will cost $2,000. The remaining loan amount will be used as working capital. Once the credit card is paid off I will save over $80 a month in interest. I use Hoover vaccums. They have made it impossible to maintain these vacuums by moving their parts manufacturing to China. It takes 2 months to get parts. I plan to purchase Sanitaire vacuums that have a solid reputation and quickly available parts. This can reduce my monthly costs by $120. The working capital will help carry me through the tough Holiday season. And provide the option to supplement my marketing in the late winter early spring, our peak growth period every year.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,617.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362507	$15,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362507. Member loan 362507 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,483 / month
Current employer:	Syfikiris	Debt-to-income ratio:	15.55%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:	Rochester
Current & past employers:	Syfikiris, American Conservatory Theater
Education:	SUNY at Binghamton, American Conservatory Theater

This borrower member posted the following loan description, which has not been verified:

I am requesting this amount of loan in order to refinance my credit cards and to consolidate them into one payment.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,755.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362523	$6,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362523. Member loan 362523 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	bank of new york mellon	Debt-to-income ratio:	10.60%
Length of employment:	4 years	Location:	ORLANDO, FL

Home town:	miami beach
Current & past employers:	bank of new york mellon
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan of 5000.

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	45
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362547	$20,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362547. Member loan 362547 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,167 / month
Current employer:	Garden city group	Debt-to-income ratio:	10.06%
Length of employment:	20 years	Location:	east islip, NY

Home town:
Current & past employers:	Garden city group, QS Information Services
Education:	BS in Computer Science from Central Michigan University

This borrower member posted the following loan description, which has not been verified:

New cabinets and counters plus additional island.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	26
Revolving Credit Balance:	$211,463.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 362562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362562	$7,500	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362562. Member loan 362562 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Nothern Arizona University	Debt-to-income ratio:	22.85%
Length of employment:	14 years	Location:	Flagstaff, AZ

Home town:	Keams Canyon
Current & past employers:	Nothern Arizona University
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I need this to jump start my business. So far I have made a 1000 in one month with a starting cost of 40.00.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	61
Revolving Credit Balance:	$29,895.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 362574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362574	$12,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362574. Member loan 362574 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Genzyme Corp.	Debt-to-income ratio:	12.14%
Length of employment:	1 year 1 month	Location:	worcester, MA

Home town:	Worcester
Current & past employers:	Genzyme Corp.
Education:	Worcester Polytechnic Institute

This borrower member posted the following loan description, which has not been verified:

I am a quality engineer at a top biotechnology company and I am looking to consolidate my credit card payments into one easy payment. I am not having any problems paying my bills I am doing this mainly to get my credit score back up and start paying the principle instead of paying mainly interest. The only reason why my credit score is not perfect is because I have a high debt to available credit ratio. I have no car payment, no rent, so it is very easy for me to make payments for a loan. I have NEVER been late on a payment so if your looking to lend to someone with a track record of not missing payment you have found your match! I created this debt when I was in college and now that I have been an engineer for over a year I am looking to pay off my debt and start saving for a house.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,651.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362675	$24,500	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362675. Member loan 362675 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	A&A Novato Inc.	Debt-to-income ratio:	12.63%
Length of employment:	11 years 6 months	Location:	San Francisco, CA

Home town:	San Rafael
Current & past employers:	A&A Novato Inc., Granite Petroleum Inc.
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have a high interest Credit Card with a balance of $24,500 at a rate of 20%. I accumulated the majority of these charges during college and have slowly paid this debt down over the past three years. I'm in a position now where I can pay this amount down more aggressively by getting a loan through the bank and paying higher payments. However, after seeing a story about peer lending, I'd rather pay interest to individual investors, rather than a corporate bank. I have two jobs and I make around $95,000 before taxes. I don't have any other liabilities other than rent ($1,700 per month) and domestic bills ($600 per month). I'm not married and I don't have any children.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$27,920.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362682	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362682. Member loan 362682 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	PrePak Systems	Debt-to-income ratio:	11.04%
Length of employment:	1 year 7 months	Location:	Cookeville, TN

Home town:	Gainesboro
Current & past employers:	PrePak Systems, Aquatech, Inc, Hanger Prosthetics & Orthotics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I went to a place and got a loan to pay off my credit cards. The rate they gave me was 21.85% . I have good credit, and I feel like I should have got a better interest rate.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$9,931.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362717	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362717. Member loan 362717 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Courtney Thurman (Consultant)	Debt-to-income ratio:	6.48%
Length of employment:	6 months	Location:	Newport Beach, CA

Home town:	Chicago
Current & past employers:	Courtney Thurman (Consultant), Entrepreneur Press of Entrepreneur Media/Entrepreneur Magazine (EntrepreneurPress.com), Teacher Created Resources, Inc. (Publishing) (TeacherCreated.com)
Education:	University of Southern California (USC) Marshall School of Business

This borrower member posted the following loan description, which has not been verified:

~ STARTUPSNAX SMALL BUSINESS LOAN REQUEST ~ ABOUT THE FOUNDER: I'm a four-time small business author and former editor for a major publishing company that has since resigned to pursue my small business consulting and the launch of StartupSnax.com. I'm currently consulting on various small businesses that are taking their business online to maximize their sales. ABOUT STARTUPSNAX: StartupSnax.com, the provider of Daily Munchables for Your Business, is a small business resource site centered around providing current and edgy content for the web 2.0/social media & networking entrepreneurial environment and to help anyone looking for a current site to find information on how to start their business cost-effectively (how about under $10,000?), time-efficiently (maybe in a matter of weeks?) and resourcefully (how do I make sure my business is green?). WHAT DO WE OFFER? With the resources of the industries keynote authors on various topics, we will be offering: - StartupSnax Blog - StartupSnax Free Stuff! - StartupSnax Ebook Store - StartupSnax RSS Feed and Newsletter The authors of these ebooks are major industry writers that will be using their current substantial sales platforms (their websites, speaking engagements, newsletters, radio events, online blogs and webinars, book signings, and various other PR opportunities, etc) to direct traffic towards our site in addition to our online marketing, SEO and online traffic efforts. They will be using the site as a marketing vehicle for their various works and expertise. HOW DO YOU MAKE MONEY? Ebooks: Ebooks have been increasing in YTD (past year to date) sales more than any other product in the publishing industry! Publishers Weekly (www.PublishersWeekly.com) has been quoting that although various in-store sales have been down over previous YTD sales, ebooks have been continuing to increase with the lowest overhead and highest profit margins! Better yet, trade ebook sales (business, not fiction) have been doing well despite the hardcopies' decrease in sales due to the economic slump. Fortunately, since we are only offering these professionally-edited, written and designed ebooks in digital format, we are saving the cost of printing them, and staying GREEN as well! By offering smaller (snackable!) ebooks in a condensed format by major authors similar to the Cliff Notes for small business and offering these ebooks at an impressive price point of less than $10, by maximizing traffic, we are sure of substantial ebook sales numbers based upon industry trends. Ad Sales: We have not calculated the inevitable ad revenue that will be garnered from providing a pivotal ebook store and resource site into our breakeven analysis but it is a buffer to ensure that we are profitable in the first two months. WHY DO YOU NEED A LOAN? A loan is a buffer for guaranteed success. Each person and company should have an emergency fund of at least three months' worth of working capital especially in this economy. Although we could launch without a loan, although difficult, we are ensuring the success of a solid business plan in the case of a substantial interest in the company at the launch and the need for fast growth. My credit is exceptional and this is not my only form of income since I'm also consulting, but I always advise my clients that cash is king! In the effort to keep the marketing budget at its peak, I need a loan to ensure those efforts. Also, the ebooks are being professionally copyedited and designed for ideal quality and I'm utilizing an industry leader as a production editor. WHAT CAN I SEE NOW? You can view the parked page at www.StartupSnax.com. Our blog goes live mid November with a final site launch slated for January 1st!

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362721	$22,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362721. Member loan 362721 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Simpson Gumpertz and Heger	Debt-to-income ratio:	22.08%
Length of employment:	1 year 4 months	Location:	San Francisco, CA

Home town:	San Luis Obispo
Current & past employers:	Simpson Gumpertz and Heger
Education:	Boston College, California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt into one payment at a lower interest rate so that I can pay off my debt and improve my credit score.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,176.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362732	$18,400	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362732. Member loan 362732 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	SAIC	Debt-to-income ratio:	14.38%
Length of employment:	4 years 7 months	Location:	Stephens City, VA

Home town:	Denver
Current & past employers:	SAIC, Electronic Data Systems
Education:	B.S. Finance at Colorado State University

This borrower member posted the following loan description, which has not been verified:

My goal is to pay off my credit cards and pay a lower interest rate overall. My combined credit card rates are about 18% in total. My wife and I combined make $147,000 a year. We have also never been late on any payments and have a clean credit record. We also have $5,000 in checking as a cushion to make sure that all of our bills are paid immediately. Thank you ~ Paul

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,969.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362762	$10,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362762. Member loan 362762 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	State Farm	Debt-to-income ratio:	12.80%
Length of employment:	6 years	Location:	FORT LAUDERDALE, FL

Home town:	Brooklyn
Current & past employers:	State Farm, Flexsol Packaging Corp
Education:	Nova Southeastern University

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan to complete some minor home improvements and consolidate some credit card debit.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,359.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 362785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362785	$20,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362785. Member loan 362785 was requested on November 9, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ascent Media	Debt-to-income ratio:	9.94%
Length of employment:	10 years 10 months	Location:	Santa Clara, CA

Home town:	San Mateo
Current & past employers:	Ascent Media, Musso's, Wiltron
Education:	Master Insitute of Technology

This borrower member posted the following loan description, which has not been verified:

To consolidate total debt to a cheaper interest rate. The credit card companies will not lower the rate unless through a credit conselor wich lowers your credit score. Total loan with lendingclub will be paid off in monthy payments over 5 years. I would like the option to pay the debt off sooner without pre payment penalties.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,218.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362809	$24,000	18.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362809. Member loan 362809 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Stafford Creek Corrections Center	Debt-to-income ratio:	19.80%
Length of employment:	8 years 6 months	Location:	Aberdeen, WA

Home town:	Kirkland
Current & past employers:	Stafford Creek Corrections Center, Washington State Reformatory
Education:	Everett Community College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate some credit card debt.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	56
Revolving Credit Balance:	$23,555.00	Public Records On File:	1
Revolving Line Utilization:	60.30%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362888	$10,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362888. Member loan 362888 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	mountaincoders	Debt-to-income ratio:	15.01%
Length of employment:	2 years 6 months	Location:	West Valley, UT

Home town:
Current & past employers:	mountaincoders, mountaincoders
Education:	slcc

This borrower member posted the following loan description, which has not been verified:

I have a small business which is currently making money. My contracts are with companies that have never missed a payment yet. And my contracts are signed for multiple years I know I will keep these clients for many years to come. I need, however, to hire more people, and thus make more money, and my contracts are Net30 which means I must front the payroll for two months, (ie first month then invoice then second month then payment) This loan is to cover those months for current and new employees. As for how I will pay this back I am making more than the payments on this loan in profit so there is no reason not to pay this loan back as scheduled. A little history. I borrowed $12,000 from Lending Club a year ago and have made all payments as scheduled with no issues.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,853.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362918	$25,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362918. Member loan 362918 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,610 / month
Current employer:	A1 Flooring	Debt-to-income ratio:	6.25%
Length of employment:	15 years	Location:	Deerfield, WI

Home town:	Hartford
Current & past employers:	A1 Flooring
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I am a small business owner with excellent credit. I would like to consolidate my revolving loans to one installment loan.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,705.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362932	$15,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362932. Member loan 362932 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Wilson Farms	Debt-to-income ratio:	8.79%
Length of employment:	12 years	Location:	BUFFALO, NY

Home town:	Springville
Current & past employers:	Wilson Farms
Education:

This borrower member posted the following loan description, which has not been verified:

i want to consolidate my debt.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$12,272.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362937	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362937. Member loan 362937 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tecolote Research	Debt-to-income ratio:	11.58%
Length of employment:	3 years	Location:	Santa Barbara, CA

Home town:	Atwater
Current & past employers:	Tecolote Research, Paramount Farms, Sybron Dental Specialities, New Horizons Computer Learning Center
Education:	California State University-Fresno (CSU Fresno), AIU

This borrower member posted the following loan description, which has not been verified:

I bought a home last year in Arroyo Grande, CA. However a year later because of the high gas prices and 1.5 hour commute to work (Santa Barbara, CA), I decided to rent out the home in AG and rent a condo in Santa Barbara. I have several credit cards that I would like to consolidate and this loan would help pay off those credit cards.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,133.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362946	$6,400	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362946. Member loan 362946 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Allegiance Bank Texas	Debt-to-income ratio:	16.35%
Length of employment:	1 year 2 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Allegiance Bank Texas, Sterling Bank
Education:	Houston Community College System

This borrower member posted the following loan description, which has not been verified:

New water heater, fence and roof repairs due to storm damage.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,713.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362947	$1,800	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362947. Member loan 362947 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Extreme Home Painting	Debt-to-income ratio:	10.20%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	pittsburgh
Current & past employers:	Extreme Home Painting
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

This loan is to supply me with extra money to help pay for moving expenses and bills.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,200.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362948	$6,000	16.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362948. Member loan 362948 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,425 / month
Current employer:	AXA Equitable	Debt-to-income ratio:	14.91%
Length of employment:	3 years 2 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	AXA Equitable, smith barney
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

consolidate debt and medical expenses

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,234.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362952	$6,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362952. Member loan 362952 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,704 / month
Current employer:	FedEx Office	Debt-to-income ratio:	3.08%
Length of employment:	8 years 11 months	Location:	MC KINNEY, TX

Home town:	Santa Clarita
Current & past employers:	FedEx Office, Alderac Entertainment Group, Six Flags Magic Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

Money from this loan will go to two things: Car Repair : 1500.00 Credit card: 3500.00 The repair is on my car a Toyota Camry and is the first major repair it has needed. I have gotten 3 estimates for repalcing the rack and pinion and the lowest was for 1000.00USD the other 500.00 will go towards new tires (4) which are also needed. As for the Credit card, I have thankfully been very disiplined in paying them off. I have one remaining and I would like to convert the debt to a structured payment so there is no opprotunity for me to charge it back up. That's it in a nut shell, I'm not in desparate need for the loan, but it would accelerate plans I already have in place. Thank you for your consiteration.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	4
Revolving Credit Balance:	$4,901.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362970	$10,000	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362970. Member loan 362970 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,584 / month
Current employer:	Next Level Sailing	Debt-to-income ratio:	12.85%
Length of employment:	6 years	Location:	SAN DIEGO, CA

Home town:	Canton
Current & past employers:	Next Level Sailing, Seaforth Boat Rentals
Education:	United States Coast Guard Merchant Mariner

This borrower member posted the following loan description, which has not been verified:

I plan to continue flight training here in southern California. The loan will pay for commercial and flight instructor ratings. I will also be certified in multi engine aircraft. The advanced training phase will include ratings in the Cirrus and new Cessna 400 model aircraft. After completion I will be working as a full time instructor teaching the joy of flight. I will also be involved in a professional aircraft mgmt team in San Diego. Thanks for your support!

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$18,810.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363007	$10,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363007. Member loan 363007 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Town of Westerly	Debt-to-income ratio:	21.12%
Length of employment:	38 years	Location:	Westerly, RI

Home town:	woonsocket
Current & past employers:	Town of Westerly
Education:	Roger Williams University

This borrower member posted the following loan description, which has not been verified:

to consolidate credit card debt

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,067.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363064	$8,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363064. Member loan 363064 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,889 / month
Current employer:	J.F. Kearney & Associates	Debt-to-income ratio:	5.35%
Length of employment:	2 years	Location:	BECKLEY, WV

Home town:	Beckey, WV
Current & past employers:	J.F. Kearney & Associates
Education:	TESST College of Technology-Beltsville

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off credit card debt and do some work to my home.

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	20
Revolving Credit Balance:	$7,948.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363066	$22,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363066. Member loan 363066 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	IBM	Debt-to-income ratio:	9.67%
Length of employment:	13 years 1 month	Location:	South Burlington, VT

Home town:	Schenectady
Current & past employers:	IBM
Education:	SUNY College at Oswego

This borrower member posted the following loan description, which has not been verified:

I will use this loan to payoff a high interest credit card. The interest rate I am currently getting is in excess of 20%. As a result, I am applying a significant amount of my monthly payment to interest. Refinancing this credit card at a better rate allows us to save on interest charges, free cash for near and long term savings goals, reduce our credit card debt and, more importantly, payoff recent medical bills which were recently incurred.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,141.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363071	$14,400	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363071. Member loan 363071 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Epic Merchant	Debt-to-income ratio:	1.50%
Length of employment:	1 year 7 months	Location:	Houston, TX

Home town:
Current & past employers:	Epic Merchant
Education:	University of Houston-Clear Lake

This borrower member posted the following loan description, which has not been verified:

I have some outstanding debt that I'm looking to get rid of. Fico score was 730 as of a couple of months ago. My rates are already low, but if I could save a few percentage points, I'd rather fork over money to an individual instead of American Express.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,658.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363077	$11,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363077. Member loan 363077 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	full time contract w/Ideocore Corporation	Debt-to-income ratio:	0.00%
Length of employment:	3 years 1 month	Location:	Santa Barbara, CA

Home town:	Rungsted, Denmark/Ridgefield, CT
Current & past employers:	full time contract w/Ideocore Corporation, Davies Communications, Mark Oliver, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am a qualified borrower who can't get a loan based on "stated income" at this time. I have owned my home in Santa Barbara, CA for 13 years. My credit rating is approximately 740. I have a good-paying job (as a full-time consultant under contract) that is secure. My actual loan-to-debt ratio is good. I have no other major credit (card) debt other than my mortgage. I own a 2005 BMW. Any fellow horse-lovers out there that can empathize?

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,425.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363092	$14,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363092. Member loan 363092 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Stantec Consulting	Debt-to-income ratio:	20.67%
Length of employment:	23 years	Location:	Citrus Heights, CA

Home town:	Salinas
Current & past employers:	Stantec Consulting
Education:	California State University - Sacramento

This borrower member posted the following loan description, which has not been verified:

Need a loan to complete the repairs to a rental unit I own and to pay about 2 months rent on the 3 bd / 2 bath unit so I can finally prepare to rent it out in December. Also, my salary is very high, but I'm a little behind on my payments due to carying the rental unit for about 4 months being vacant and in need of final repairs. The final repairs will include about 2k overhall of the electrical panel board, about 2k repair on the HVAC unit, some carpet, and final touch ups.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	52
Revolving Credit Balance:	$69,937.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363099	$12,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363099. Member loan 363099 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Arborist Services	Debt-to-income ratio:	10.64%
Length of employment:	4 years 4 months	Location:	Placerville, CO

Home town:	Indianapolis
Current & past employers:	Arborist Services, telluride institute (Social/environmental think-tank), Merrowvista Education Center, Alternative Youth Adventures
Education:	Winona State University, Prescott College, Institute of Transpersonal Psychology

This borrower member posted the following loan description, which has not been verified:

I would like to borrow 12,000 to invest in my arbory (tree) business. This money will go to purchase tools that I am currently lining up business for, ie. new saw, new climbing equipment, new dump bed, etc.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	66
Revolving Credit Balance:	$3,219.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363131	$9,600	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363131. Member loan 363131 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Pajaro Unified School District	Debt-to-income ratio:	24.77%
Length of employment:	6 years 6 months	Location:	Watsonville, CA

Home town:	Bristol
Current & past employers:	Pajaro Unified School District, Brice Manufacturing
Education:	Occidental College

This borrower member posted the following loan description, which has not been verified:

We manufacture the world's toughest broom! We have a patented connector that flexes slightly instead of breaking, making this broom unbreakable. We have an order for 7500 connectors for Osborne International. We need to pay for the material, and Osborne will pay in 60 days. The connectors have already been made and sent to Osborne. We need a short term 60 day loan.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,216.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363161	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363161. Member loan 363161 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	KPMG	Debt-to-income ratio:	8.87%
Length of employment:	3 months	Location:	COLUMBUS, OH

Home town:	Ironton
Current & past employers:	KPMG
Education:	Ohio State University-Main Campus, Franklin University, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

I charged books and living expenses while getting an advanced degree. Following graduation I got a job paying nearly three times my pre-grad salary. I want to consolidate all of my high interest debt so I may simplify and reduce my monthly payments. I would rather pay interest to my peers than to credit card companies. Right now I faithfully pay $800 a month to credit card companies. I would really appreciate being able to make smaller monthly payments to eliminate my debt. My education really paid off? now please help me to get my education expenses paid off. Thank you!!!

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,432.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363172	$8,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363172. Member loan 363172 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Fruit of the Loom	Debt-to-income ratio:	18.50%
Length of employment:	8 years	Location:	JAMESTOWN, KY

Home town:	Russell Springs
Current & past employers:	Fruit of the Loom, Amazon.com
Education:	Somerset Community College

This borrower member posted the following loan description, which has not been verified:

Needing a loan to help pay off high interest credit cards and do a little renovating on the house.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,368.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363186	$25,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363186. Member loan 363186 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Rapid Response / N & D Marketing	Debt-to-income ratio:	5.77%
Length of employment:	1 year	Location:	Old Bridge, NJ

Home town:	Brooklyn
Current & past employers:	Rapid Response / N & D Marketing, Your Credit Specialists
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

I have been in the Credit Consulting business for over 10 years. With the current state of the economy, my business is on the verge of exploding. This loan is to expand the business. Do we really need the money? I doubt it. I am requesting the loan as a cushion and chances are we will not have to use it.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,965.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363220	$24,950	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363220. Member loan 363220 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$13,333 / month
Current employer:	sunpay international	Debt-to-income ratio:	7.91%
Length of employment:	6 years	Location:	redwood city, CA

Home town:	Redwood City
Current & past employers:	sunpay international, Self employed as sunpay international dba subway
Education:	Masters from Punjab University Chandigarh India

This borrower member posted the following loan description, which has not been verified:

I need loan to make improvemnt

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	26
Revolving Credit Balance:	$16,716.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363247	$6,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363247. Member loan 363247 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,888 / month
Current employer:	Southern California Gas Co	Debt-to-income ratio:	18.06%
Length of employment:	14 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Southern California Gas Co
Education:	cal state long beach

This borrower member posted the following loan description, which has not been verified:

I'm trying to start a small business selling High Intensity Discharge headlights for all cars. Need 15,000 dollars to deposit for merchandise. Already have 9000 in hand just need help with the rest. Thanks for looking.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,958.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363264	$11,500	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363264. Member loan 363264 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,071 / month
Current employer:	Security Service Federal Credit Union	Debt-to-income ratio:	24.94%
Length of employment:	1 year 2 months	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Security Service Federal Credit Union, Public Service Credit Union
Education:	Metro State College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I will be using the money to help with financing myself through school for my Master's degree. Thank you. Sincerely, Tara Kishiyama

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,947.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363267	$1,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363267. Member loan 363267 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$750 / month
Current employer:	n/a	Debt-to-income ratio:	1.33%
Length of employment:	n/a	Location:	Pensacola, FL

Home town:	Pensacola
Current & past employers:	Navy Exchange, Bealls Outlet, K-Mart (Currently back with them)
Education:

This borrower member posted the following loan description, which has not been verified:

Some unexpected Expenses have caused me to borrow Money from Family and use my Credit Cards. The Requested Amount is to payoff ALL of Them (Family & Credit Cards).

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$733.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363271	$25,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363271. Member loan 363271 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Texas Business Source, Inc	Debt-to-income ratio:	16.62%
Length of employment:	4 years 6 months	Location:	The Woodlands, TX

Home town:	Detroit
Current & past employers:	Texas Business Source, Inc, Baker & Botts
Education:	Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

Hello, I am buying a small business and need a small amount of the purchase price. I'll be purchasing the business for $100,000 and I'll be putting $75,000 down of my own funds. The business has been operating at the same location for 23 years and it is making a profit. I have operated a few small businesses similar to this one. Thanks for taking the time.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,663.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363291	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363291. Member loan 363291 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.26%
Length of employment:	1 year 7 months	Location:	San Diego, CA

Home town:	Baltimore
Current & past employers:	Self Employed
Education:	Randolph-Macon College

This borrower member posted the following loan description, which has not been verified:

I am purchasing a franchise in the IT (Information Technology) consulting sector. I have already committed $10k of my own money. I would like to finance the remaining $25k rather than sell brokerage assets (stocks, mutual funds, etc.) in a serverly depressed market. The cost of the interest over 3 years far outways the gain I will receive from keeping the assets in place to return to their 3 year average prices. I have been in IT consulting for 12 years. I have been working directly in the market for which I'm purchasing the franchise (providing IT support to a specific industry) for the past 5 years. The franchise will allow me to expand my client base with the full marketing abilities of a corporate backer.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363328	$13,750	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363328. Member loan 363328 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,406 / month
Current employer:	va comp/ssd	Debt-to-income ratio:	24.43%
Length of employment:	8 years 6 months	Location:	potsdam, NY

Home town:	parishville
Current & past employers:	va comp/ssd, agway
Education:	SUNY College of Technology at Canton

This borrower member posted the following loan description, which has not been verified:

pay off credit cards with minimal interest

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,473.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363340	$16,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363340. Member loan 363340 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Arizona Charlies	Debt-to-income ratio:	6.06%
Length of employment:	10 years	Location:	las vegas, NV

Home town:
Current & past employers:	Arizona Charlies
Education:

This borrower member posted the following loan description, which has not been verified:

I want to take my wife on a wonderful vacation!

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,706.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363351	$16,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363351. Member loan 363351 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Dynalog, Inc.	Debt-to-income ratio:	24.55%
Length of employment:	8 years 2 months	Location:	Royal Oak, MI

Home town:	Seattle
Current & past employers:	Dynalog, Inc., Healing Garden Journal
Education:	Michigan State University, Olivet College, Calvin College, University of Michigan - Flint

This borrower member posted the following loan description, which has not been verified:

I have several credit card balances, most are reasonable rates (9.9% or lower). However, one of my credit cards, with a balance of just under $16k, increased the rate to 21.55%! I would like to refinance this balance at a lower rate and pay the interest to an individual, rather than a bank. I am a working professional (education: MBA, title: Director) and homeowner with a perfect payment history on all of my debts. I have worked successfully in my current industry for over 15 years. Also, I have made many personal loans to individuals in my own community and wish to continue to do more as I am able.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$146,579.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363367	$8,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363367. Member loan 363367 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	WPP company	Debt-to-income ratio:	11.98%
Length of employment:	1 year 2 months	Location:	New York, NY

Home town:	Chicago
Current & past employers:	WPP company
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hello, I am planning to pay off a credit card balance of $7,450 with this loan. I have a full-time job with good job security, monthly income (after taxes/insurance) is $3,800. Monthly Expenses Rent is $2000 (Manhattan - what can you do?) Utilities/household expenses is $300 Additional credit card payments are $800 I am dedicated to paying this back early! Thanks for considering my loan -- appreciate your help.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,372.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363389	$3,700	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363389. Member loan 363389 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Self	Debt-to-income ratio:	22.97%
Length of employment:	4 years 8 months	Location:	Phoenix, AZ

Home town:	South Bend
Current & past employers:	Self
Education:	Regis University

This borrower member posted the following loan description, which has not been verified:

Hello: Thank you for considering my loan request. I work as a telecommunications consultant in international wholesale telecom. I work with companies to build international VoIP networks and "white" routes into various countries around the world. At present, I have a very large client (confidential) that has had me working on a network in India. I have purchased most of the equipment necessary, but have fallen short due to having to pay some "customs bribes" the last time I went to Delhi. In any case, I have arranged the travel for the final piece of this project and need additional capital to pay for one more softswitch, which I will dismantel and carry with me to India in my carry on luggage. These routes are very profitable whereas I earn on average $1200.00 per day while they are active. In most cases, these routes stay active for up to 12 months but at least 6. I can pay this and all of my unsecured debt off within 12 months upon the activation of this route. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,039.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363405	$12,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363405. Member loan 363405 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	AT&T	Debt-to-income ratio:	12.50%
Length of employment:	8 months	Location:	Sunnyvale, CA

Home town:	Sunnyvale
Current & past employers:	AT&T
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I have three credit cards, all from paying off expenses during college. I am currently employed, and am making more than enough to pay off the credit cards with breathing room. I want to consolidate the debts into one regular, consistent payment. I am on special APR rates with my three cards, 8%, 5% and 0% but am concerned that when the promotional time runs out I'll be paying through the roof on interest rates. I am extremely responsible financially, and have always handled my finances well. I paid for the last two years of college mostly on my own though so the after effect of it is the debt I am left with now. I appeciate the help! Warm regards,

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,376.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363409	$25,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363409. Member loan 363409 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Husing Group of Companies, Inc.	Debt-to-income ratio:	13.97%
Length of employment:	5 years 4 months	Location:	Virginia Beach, VA

Home town:	Ellwood City
Current & past employers:	Husing Group of Companies, Inc., The Cobalt Group, Inc
Education:	Point Park University

This borrower member posted the following loan description, which has not been verified:

I'm a small business owner with a very good revenue stream. Over the years, I've had to use credit cards to fund different projects and business expansion and now the credit card debt is not decreasing due to the rates. If the rates were reaonable, I could easily pay them off, but we all know what the Cc companies do to people. Long story short, I need to get the credit cards paid off and need some up front capital to get it done. I have a good credit score, am responsible with finances, have a great pay back history but cannot get a conventional loan because I'm self employed. I need the help of personal investors and in return you will make some money too - so it's a win/win. Thank You so much for your help - Paul.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	72
Revolving Credit Balance:	$33,225.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363410	$17,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363410. Member loan 363410 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RBC Bank	Debt-to-income ratio:	3.91%
Length of employment:	2 years	Location:	DECATUR, AL

Home town:	Fort Payne
Current & past employers:	RBC Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

We bought a bigger house for our family over the summer. Our old house is under contract to close next week. We owe about $17,000 more than what we are going to sell it for so we need this loan to cover the difference. We have been paying the 15 year loan payment on the old house ($1400/month) while also paying our new mortgage payment so the monthly payment on this new loan will be easy for us to make. I make about $120,000/year. My wife is a homemaker for our 3 kids. My DTI ratio is about 30%, including mortgage payment and the new loan payment. I've never had any late payments, collections, etc. I work for a bank so I understand the importance of maintaining an excellent credit history. Please ask any questions if you would like to know anything else.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,892.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363414	$7,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363414. Member loan 363414 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	yates tile and marble	Debt-to-income ratio:	13.84%
Length of employment:	20 years	Location:	richmond, VA

Home town:	richmond
Current & past employers:	yates tile and marble
Education:	Rappahanock community college

This borrower member posted the following loan description, which has not been verified:

engagement ring

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,650.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363420	$25,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363420. Member loan 363420 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,749 / month
Current employer:	Vision Oil, Inc.	Debt-to-income ratio:	8.31%
Length of employment:	11 years 9 months	Location:	Salem, OR

Home town:
Current & past employers:	Vision Oil, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A brief description of our business: At Einstein?s Oilery we?re reinventing extraordinary service. This means bringing back the outstanding service our customers expect and deserve. We aim to revolutionize the automotive industry by providing an unparalleled customer experience and adhering to the highest standards of professionalism and integrity. We believe servicing your vehicle should be enjoyable rather than a chore and that you should always leave with the utmost confidence that the job was performed right. To that end we invite our customers to remain in their vehicles and watch our technicians at work on our in service TV monitors. If they prefer our patrons can also relax with a free cup of Starbucks and a newspaper or surf the web with free wireless Internet. Einstein?s Oilery is both socially and environmentally responsible, recycling all our used oil and other fluids. We?re also committed to investing in our neighborhoods and beyond through community outreach and service programs including youth sports activities, local schools, and poverty relief around the world. Einstein's owners are industry veterans possessing a cumulative 20+ years of experience in the automotive industry. To find out more about us please visit our website at www.einsteinsoilery.com We opened our first Einstein's location in November of 2007 and will reach 600k in sales in our first year of business. We attained profitability four months after opening our doors. We expect to increase sales at our first location by 20-30% in 2009. We are also planning to open our second location early in 2009. The purpose of this loan is to purchase equipment and point of sale computers for our new store which is currently under construction.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,210.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363435	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363435. Member loan 363435 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	kane auto parts inc.	Debt-to-income ratio:	13.73%
Length of employment:	25 years 3 months	Location:	kane, PA

Home town:	kane
Current & past employers:	kane auto parts inc., napa auto parts
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to acquire working cash to get caught up on credit card debt.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,840.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 363457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363457	$20,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363457. Member loan 363457 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	The A-List	Debt-to-income ratio:	8.42%
Length of employment:	2 years 8 months	Location:	Northfield, MN

Home town:	New Delhi
Current & past employers:	The A-List, Lawson Software, Kenexa, Peopleclick, United Health Group Inc.
Education:	University of Arkansas at Fayetteville, Xavier Labor Relations Institute, Delhi University

This borrower member posted the following loan description, which has not been verified:

This loan covers our liquidity needs for the next 3 months and support our business growth. The A-List (www.theAList.biz) is a staffing services provider with clients nationwide. We currently have contracts that will deliver about $30000 in revenue over the next 3 months. These are guaranteed payments - our business model is to collect half the fee for recruitment work up front and the remaining half when a hire is made. That can occur in weeks or sometimes over 2 - 3 months. However, these are not contingency fees - we do not accept any work where payment is not guaranteed in full. Our clients are all stable, mid-size companies. Clients find us a very attractive solution, even in the current economic climate, because we offer the most cost effective recruiting available. Copies of the contracts can be provided if verification is required.

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	74
Revolving Credit Balance:	$94,699.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363517	$10,200	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363517. Member loan 363517 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	The Loop	Debt-to-income ratio:	14.37%
Length of employment:	1 month	Location:	Toluca Lake, CA

Home town:	West Des Moines
Current & past employers:	The Loop, McClatchy Company
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I've been working diligently on my credit card debt for about a year and I need a little help. My hope is that I can get a loan at a better rate than I'm currently getting from my credit card. I don't spend on my cards at all right now, but health problems in the past and getting laid off earlier this year racked up some debt. I have a full-time job and am very good about my finances. I just need a jump-start.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,869.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363578	$12,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363578. Member loan 363578 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Bexar County	Debt-to-income ratio:	17.82%
Length of employment:	22 years	Location:	San Antonio, TX

Home town:	Sligo
Current & past employers:	Bexar County
Education:	University of Texas-Austin

This borrower member posted the following loan description, which has not been verified:

This card charges me 25.9%. I've never been delinquent but they refuse to lower their rates. I want to be done with them!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,631.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363590	$13,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363590. Member loan 363590 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.16%
Length of employment:	n/a	Location:	Orlando, FL

Home town:	Susquehanna
Current & past employers:	Injury MidFlorida Rehab
Education:	Palmer College of Chiropractic

This borrower member posted the following loan description, which has not been verified:

I am a newly licensed Doctor with a mountain of student loan debt as well as $13,000 in CC's that I accrued while a student. I would like to pay off the credit cards in one fell swoop and save myself a tremendous amount of interest. This would allow me to put more money per month on paying off the loan as well as increasing my student loan payments. Perhaps 28 years instead of 30 to pay them off?!?

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,941.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363609	$15,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363609. Member loan 363609 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Edison Mission Energy	Debt-to-income ratio:	17.14%
Length of employment:	1 year 3 months	Location:	Los Alamitos, CA

Home town:	La Palma
Current & past employers:	Edison Mission Energy, AMC Mortgage Services, Walt Disney Co., Pepsi Bottling Group
Education:	Vanguard University of Southern California

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking to consolidate my personal debt into a fixed 3 year loan with a lower interest rate than I am currently getting from my credit card companys. I have a substantial amount of dept but have been able to make my monthly payments on time. I would love to be able to qualify for a home loan in the next three years and understand that I need to get rid of my personal dept in order to qualify for a home loan. This loan will help me to get out of debt and become financially secure. Thank you, Bethany Richardson

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,853.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363631	$6,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363631. Member loan 363631 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,223 / month
Current employer:	Bandtel, LLC	Debt-to-income ratio:	3.56%
Length of employment:	2 years 3 months	Location:	Belmont, NH

Home town:	Concord
Current & past employers:	Bandtel, LLC, True North Networks
Education:	New Hampshire Technical Institute, Boston University

This borrower member posted the following loan description, which has not been verified:

Greetings all: Thanks for taking an interest. I am a silent partner is a friends mortgage broker biz (i do all of his IT) and it is no new news that the lending market is tight. My friend has been doing mortgages for years and he predicted this market many months ago and even prepared for it. Business is good in spite of the market and we expect it to get better shortly. With that said, the technology needs an upgrade to meet ever changing federal and state compliance laws and to prepare for addition of remote agents (trying to stay away from brick and mortar office). So the monies will be used for capital upgrades and some operating cost. I have done this with Prosper and paid back the loan months ahead of business plan projection but if not aware, Prosper is not accepting any new postings. Cheers all and I hope you can help us out and I do not what to go the credit card way John

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	80
Revolving Credit Balance:	$3,567.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363646	$16,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363646. Member loan 363646 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	AQA Inc. Aftermarket Quality Accessories	Debt-to-income ratio:	6.83%
Length of employment:	3 years 6 months	Location:	DAYTON, OH

Home town:
Current & past employers:	AQA Inc. Aftermarket Quality Accessories, Avis Rental Car Systems Inc., Factory Direct Outlet Inc.
Education:	Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Need nursing school money

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,044.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 363656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363656	$12,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363656. Member loan 363656 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Boom Boom Beauty Bar	Debt-to-income ratio:	17.45%
Length of employment:	3 years 6 months	Location:	Ny, NY

Home town:	Astoria
Current & past employers:	Boom Boom Beauty Bar, Elite
Education:	Fashion Insitute of technology

This borrower member posted the following loan description, which has not been verified:

I am a small business owner looking to consolidate some debt to free up money for capital. I have good credit, my hand's are just tied right now because of the economy. I am hoping that I can get some assistance to get me through the holiday season. I believe that my business will survive and know that with that confidence I can make it happen. It's just been difficult cash flow wise and banks are really lean and mean. Please check out my web-site at www.boomboombeautybar.com.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	44
Revolving Credit Balance:	$36,397.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363672	$15,500	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363672. Member loan 363672 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Marchex	Debt-to-income ratio:	12.99%
Length of employment:	2 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	Marchex, Volt Info. Sciences
Education:	Walla Walla College

This borrower member posted the following loan description, which has not been verified:

We have a home improvement project - an addition of a basement to the house, that is near completion. From the original intended scope the project has grown. Two of the most notably changes are safety - flood prevention and an additional room. The project is under permit (of Seattle, WA BLD). The completion of the project will add an estimated 800 SQ FT to the house (adding to the value of the house). Three key problems have interfered with financial budget on the project, which has (and is) directly impacted timely completion of the project: 1. Last November (2007) Washington State had a significant rain event, which set back this project, both time and money. 2. With the crunch going on, our house has decreased in value by approximately 20%, making conventional re-financing non-viable at this time. The outstanding loans on the house exceed the value of the house, based on square footage prior to completion of the project. 3. Recently one of our primary lenders (credit card) reduced the amount of credit available. The money will go for the following: 1. Purchase of bathtub to go in the basement. This is required as any bathtub will not fit ?down the stairs?, and must be placed into the basement before completion of the last wall. 2. Equipment, supplies and labor needed for the final slab. Notes: This money will ONLY be used for the bathtub and final slab issues, not for general construction, for previous expenses or plumbing. The rain in November 2007 came at the worst possible time. The ?flood? problem stems from the neighbors house which drained a significant amount of water onto our property, and directly into the basement. This problem is permanently addressed; details are available as how this will never impact the dwelling again, including the changes made. The house is NOT located on a flood plain, and as such cannot ?flood? in the conventional sense ? that is the wood part of the structure can NEVER flood. This incident happen due to runoff from the neighbors house (roof). Full details are available. A MS Project file has been created to help with the final phase of the construction, and is available. Expected budget is available. Photo?s of the construction, and the current state of the construction are available. The building permit is viewable online, we have lived in the area for all of our lives, we have owned this house for seven years. She has been employed at the same location for over 20 years. The owners of the facility has changed several times but she has been there the entire time, he has been employed as a contract employee in the tech industry for over 18 years. Thought we are ?extended? at this time, completion of the project will allow us to pay down the credit cards (improving our credit score) rather than paying for the supplies and labor to work on the house.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	21
Revolving Credit Balance:	$240,630.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363675	$10,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363675. Member loan 363675 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	RVM Incorporated	Debt-to-income ratio:	10.35%
Length of employment:	4 years	Location:	STATEN ISLAND, NY

Home town:	Lvov
Current & past employers:	RVM Incorporated
Education:	Staten Island CUNY

This borrower member posted the following loan description, which has not been verified:

Need to pay off high interest rate cards and help parents.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363677	$10,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363677. Member loan 363677 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,880 / month
Current employer:	Self	Debt-to-income ratio:	16.22%
Length of employment:	3 years 6 months	Location:	Titusville, FL

Home town:	Ferndale
Current & past employers:	Self, William Beaumont Hospital
Education:	Aquinas College in Grand Rapids, Oakland Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some of my debt in order to get my finances in a more managable state.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,626.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363698	$7,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363698. Member loan 363698 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	EG Solutions	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	Acworth, GA

Home town:
Current & past employers:	EG Solutions
Education:	GA Tech

This borrower member posted the following loan description, which has not been verified:

Hi All, Thanks for looking, please refer to my debt to income ratio. I am getting married late next year and trying to quickly consolidate my debt to pay it off as quick as possible. Besides my cellphone bill and credit cards I have no other liability. I moved back in with my parents to save up money, I own my car outright, and just want to get rid of my college mistakes and make it right. I really appreciate any help you can give! Thanks!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,652.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363699	$20,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363699. Member loan 363699 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	American Medical Association	Debt-to-income ratio:	10.92%
Length of employment:	7 years 7 months	Location:	Chicago, IL

Home town:	Gary
Current & past employers:	American Medical Association, KeyCorp, YMCA, Crunch Fitness
Education:	Indiana University Kelley School of Business, Butler University, Weber State University

This borrower member posted the following loan description, which has not been verified:

I have a consolidation loan that is going to be paid off in less than six months and I would like to be able to take the remaining balance from that loan and combine it with the following a retail card, airline card, credit card, student loan, auto loan and use the balance to complete the remodeling of my kitchen. This loan would take my DRI from 23% to 19.5%

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,717.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363701	$15,000	17.15%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363701. Member loan 363701 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	ams realty	Debt-to-income ratio:	19.83%
Length of employment:	23 years 8 months	Location:	brooklyn, NY

Home town:
Current & past employers:	ams realty
Education:

This borrower member posted the following loan description, which has not been verified:

pay 6 credit card only 1 payment monthly

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	41
Revolving Credit Balance:	$52,639.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363750	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363750. Member loan 363750 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	PerformanceIT Inc. and Govo Internatioal	Debt-to-income ratio:	4.02%
Length of employment:	1 year 2 months	Location:	Powder Springs, GA

Home town:	Albany
Current & past employers:	PerformanceIT Inc. and Govo Internatioal, American Cancer Society
Education:	The College of Saint Rose, Russell Sage College

This borrower member posted the following loan description, which has not been verified:

I got a contract to develop Oracle databases and customize several applications for a non-for profit organization affiliated with UNDP. I need cash to arrange the purchase of additional hardware and pay local staff base in the vendor home country. $20,000 is a small money compare to the amount I am being paid for this work. I just spent about $50,000 buying plane tickets, licenses for the applications, etc. I am an IT professional (Oracle database engineer) with over 6ysr of experience. I NOT looking to spend this money foolishly or to pay mortgage. I need it to invest in my business venture. Payback is not a problem. My credit rating would have been perfect but I just purchase a home and another investment property. You might ask?what is the risk of me not paying my debt? Be assured that my line of work is different. Database engineer are in demand and my current contract is outside the country. Apart from my contract I work remotely (home) for an IT company base in Atlanta, GA and that is a sure income. Feel free to contract me with any question or concern. Actually, I took a loan here few months ago which I have paid in full ? https://www.lendingclub.com/browse/loanDetail.action?loan_id=270712&previous=accountSummary Just paid it off weeks ago so that should tell you I am not in financial difficulty.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,410.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 363758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363758	$6,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363758. Member loan 363758 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	14.72%
Length of employment:	3 years	Location:	Edison, NJ

Home town:
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to lower my monthly payment for the car loan . I have abt 6500 outstanding on this loan will add 1500 and payoff the existing loan , that will save me abt 80 dollars per month.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,534.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363773	$25,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363773. Member loan 363773 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	LeapLab, Inc.	Debt-to-income ratio:	19.98%
Length of employment:	1 year	Location:	Chandler, AZ

Home town:	Eugene
Current & past employers:	LeapLab, Inc., Internet Broadcasting Systems, High Voltage Interactive
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a very responsible individual with no late payments on my credit (to my knowledge). Having made some bad spending decisions in my 20s, I am now seeking to pay off these credit card loans so I may start fresh and realize my goal to own my own home. Please consider me, I can provide references from lenders and family members who have helped me out in the past with loans as well. Thank you for your consideration, Candise Miller mediamoxy@gmail.com

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,721.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363779	$3,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363779. Member loan 363779 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ibm corporation	Debt-to-income ratio:	8.66%
Length of employment:	8 years	Location:	jersey city, NJ

Home town:
Current & past employers:	ibm corporation
Education:

This borrower member posted the following loan description, which has not been verified:

moving to alanta ga goten a job position there and needed help with finances to find an apartment and moving expenses

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,617.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363803	$5,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363803. Member loan 363803 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	verizon	Debt-to-income ratio:	1.84%
Length of employment:	24 years	Location:	BAYPORT, NY

Home town:	Brooklyn
Current & past employers:	verizon, contemporary computer services incorparated
Education:	suffolk community college

This borrower member posted the following loan description, which has not been verified:

Consolidation of debt for a smaller monthly payment

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,104.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363809	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363809. Member loan 363809 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Deutsche Bank	Debt-to-income ratio:	2.82%
Length of employment:	11 years 1 month	Location:	Elmont, NY

Home town:	Kerala
Current & past employers:	Deutsche Bank, Bank of New York Mellon Corp.
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I did home improvement by borrowing money $17,000.00 from my sister thinking that I will be able to refinance and pay her off. The sky fell and now is not the time to borrow from banks. I have an 'excellent credit rating' and like to get a loan to pay her off. Balance I will use to pay off credit card balance.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$13,417.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363811	$20,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363811. Member loan 363811 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Hospice of Santa Cruz County	Debt-to-income ratio:	2.92%
Length of employment:	5 years 4 months	Location:	Aptos, CA

Home town:	Detroit
Current & past employers:	Hospice of Santa Cruz County, Santa Cruz Community Counseling Center, Hewlett-Packard
Education:	Western Michigan University, BA, University of Michigan, MA, University of California, Berkeley, MBA

This borrower member posted the following loan description, which has not been verified:

Want to do a kitchen remodel. Debt on house is less by 40-60K than value. HELOC not available because of 35% equity ratio required at this time. Cash flow for debt repayment not a problem. Credit score over 800. Debt ratio 28% Have been approved for bank loan (Wells Fargo) for $25K at 13.8%. Want a better rate.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,236.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363835	$7,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363835. Member loan 363835 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Maiz Holding Company	Debt-to-income ratio:	14.22%
Length of employment:	6 months	Location:	Novato, CA

Home town:	Pearl River
Current & past employers:	Maiz Holding Company, Vine Solutions Inc
Education:	Vilanova University, California Culinary Academy

This borrower member posted the following loan description, which has not been verified:

My only unsecured debt (non-student loans)developed by financing my engagement ring and upcoming wedding. One (1) credit card with a ~5600 balance at 13.5% APR, a revolving line of credit with ~12,000 at 21% APR, and a private, unsecured loan (for the ring) at 11.49% APR carries the rest of the debt. The revolving line of credit is the item I particularly need to refinance most. If the opportunity arises, however, to consolidate all debt it would be most beneficial. All expenses and obligations regarding the wedding are now paid in full, I am only looking to refinance my existing debt with a singular payment and lower interest rate. The loan listed below is for the credit line, as other options had interest rates higher then what I am currently paying. A loan was not taken initially because the bride's father had agreed to cover the cost, and signed all items with vendors. Financial hardship occured, and the vendors were not being paid/refused service. I took on the debt and paid for it via the rotating line of credit and other debt instruments as they were available at the time.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,375.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363852	$6,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363852. Member loan 363852 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,732 / month
Current employer:	Henderson State University	Debt-to-income ratio:	22.78%
Length of employment:	24 years 11 months	Location:	Arkadelphia, AR

Home town:	Gurdon
Current & past employers:	Henderson State University, United States Air Force
Education:	Henderson State University, Community College of the Air Force (CCAF), Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow enough money to pay off my higher interest credit cards and cancel the accounts.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,270.00	Public Records On File:	1
Revolving Line Utilization:	97.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363855	$5,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363855. Member loan 363855 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Belk/Self Employed	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	Suwanee, GA

Home town:	West Palm Beach
Current & past employers:	Belk/Self Employed, Thessaly Nobility
Education:	University of Georgia, University of Florida

This borrower member posted the following loan description, which has not been verified:

Hello, I am reapplying now with Lending Club's help. There seems to have been an issue with faxing in documents and the system denied the ending loan without verifying my pay stubs. I had my husband's income listed last time which they told me wasn't allowed ($5000 monthly). Now is just my part time income at Belk and my self employed income online while being a Homemaker and a Mother. My son is a full time student and unpaid intern (shadowing a surgeon). During this crucial time in his premed education (3rd year), he has had issues getting everything covered student grant and loan wise. This loan will go towards his tuition, books and transportation. Previous lenders, please help out again! Thank You!

A credit bureau reported the following information about this borrower member on October 31, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363859	$7,750	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363859. Member loan 363859 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pacific Waterjet Cutting Inc.	Debt-to-income ratio:	23.12%
Length of employment:	6 years 8 months	Location:	Chico, CA

Home town:	Visalia
Current & past employers:	Pacific Waterjet Cutting Inc., California Storage Construction
Education:	Butte College

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to consolidate my debt in one monthly payment and also get a better interest rate. All of my credit cards have 21% APR or above so any rate below that would be great. I am a full time production manager at a manufacturing plant and have been employed there for the past six years. I am very hard work and responsible with my finances. I have never been late or delinquent on any payment and I plan to pay this loan off as soon as possible. Thanks for your consideration. - Todd

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,333.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363873	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363873. Member loan 363873 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Philips Medical Systems	Debt-to-income ratio:	19.07%
Length of employment:	3 years 10 months	Location:	Lewistown, PA

Home town:	Lewistown
Current & past employers:	Philips Medical Systems, Beverly Healthcare William Penn
Education:	Pennsylvania College of Technology, Mifflin-Juniata Career and Technology Center, Professional Career Development Institute

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan to eliminate credit card debt. I am moving into an apartment of my own and would like my credit/charge card bills to be eliminated and would feel a huge sigh of relief to have one bill to pay.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,067.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363886	$5,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363886. Member loan 363886 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	NYC 2 Way International LTD	Debt-to-income ratio:	15.45%
Length of employment:	10 years 2 months	Location:	staten island, NY

Home town:	Rostov
Current & past employers:	NYC 2 Way International LTD
Education:

This borrower member posted the following loan description, which has not been verified:

Working for NYC Limo service, need money to make down payment for Hybrid Toyota. Unfortunately because of small availability of vehicles dealerships requesting big downpayment.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,061.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363891	$7,500	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363891. Member loan 363891 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	dependable detailers	Debt-to-income ratio:	20.05%
Length of employment:	12 years	Location:	manahawkin, NJ

Home town:	cedar run
Current & past employers:	dependable detailers
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate my credit card debt

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$639.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363919	$9,600	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363919. Member loan 363919 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	A H Spann & Assoc-Eastland Columbus, Inc	Debt-to-income ratio:	14.54%
Length of employment:	5 months	Location:	Frankfort, OH

Home town:	Chillicothe
Current & past employers:	A H Spann & Assoc-Eastland Columbus, Inc, Dr. Mark Conner DDS, Dr William Britton DDS
Education:	Ohio University-Chillicothe Campus, Ohio State School of Dentistry

This borrower member posted the following loan description, which has not been verified:

I want to pay all of the proceeds of this loan toward credit cards. Why should I pay interest to the bank when there are individual investors that can make some money. Win, win in my book.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,865.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363933	$20,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363933. Member loan 363933 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.96%
Length of employment:	20 years 11 months	Location:	Joliet, IL

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a home in a rural area. The houses run between 40 and 60 thousand. With the 20,000 I can pay cash for the full amount of the home I choose. I have credit scores in the mid to upper 700's but due to the loss of NINA loans in Illinois just can't get a loan. The full amount of 20,000 would be repaid in 20-24 months. I am not just a good risk - there is no risk. I OWN a 2007 Hyunday Accent, purchase price 15,000 in November of 2006. I borrowed the money from ELOAN and paid them back in full in 15 MONTHS. I always pay my bills!! Thank you for your time and consideration. anna

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$507.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 363961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363961	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363961. Member loan 363961 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	City of Rolling Meadows	Debt-to-income ratio:	7.92%
Length of employment:	18 years 6 months	Location:	Island Lake, IL

Home town:	Elk Grove Village
Current & past employers:	City of Rolling Meadows, Northwest Community Hospital
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off three high interest rate credit cards with a total balance of $25,000. I have a FICO score of 684 and am willing to close the credit card accounts. Two are already closed. I am a Deputy Fire Chief and have worked with the same municipal fire department for 18 years. I have never defaulted on any loan or declared bankruptcy and never will. My wife and I have gotten into a debt situation that we are planning to eliminate using Dave Ramsey's financial program.

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	37
Revolving Credit Balance:	$111,055.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364009

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364009	$3,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364009. Member loan 364009 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Grumman Butkus Associates	Debt-to-income ratio:	5.29%
Length of employment:	3 years 3 months	Location:	Chicago, IL

Home town:
Current & past employers:	Grumman Butkus Associates, Environmental Systems Design, Inc.
Education:	University of Costa Rica

This borrower member posted the following loan description, which has not been verified:

This loan is to refinance a line of credit from US Bank. The balance is approximately $3,000 at 21% APR. I closed this account a few years ago in order to eliminate my debt. Currently, my monthly payments are $370 per month, I am paying more than the minimal payment, which is around $95. Please note that I will continue making the same amount of payments each month; hence, paying off the loan in less than 1 year. I am looking forward to doing business with you. F

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,870.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364015	$12,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364015. Member loan 364015 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,875 / month
Current employer:	n/a	Debt-to-income ratio:	12.04%
Length of employment:	5 years 4 months	Location:	LOS ANGELES, CA

Home town:	Fresno
Current & past employers:
Education:	Occidental College

This borrower member posted the following loan description, which has not been verified:

After buying a new condo, going to five weddings (one my own), three bachelor parties, three conferences for work, and a family vacation I have a short term cash flow shortage and need a small loan to cover my first year's property taxes. I just got a promotion and huge raise at work, but even with scrimping and saving I'll still be short by the time my taxes become due.

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	8
Revolving Credit Balance:	$37,610.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364029	$10,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364029. Member loan 364029 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	rr donnelley	Debt-to-income ratio:	21.58%
Length of employment:	26 years 2 months	Location:	clinton, IL

Home town:
Current & past employers:	rr donnelley
Education:

This borrower member posted the following loan description, which has not been verified:

looking for competitive loan on hot tub

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,420.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364034	$4,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364034. Member loan 364034 was requested on November 15, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Time Warner	Debt-to-income ratio:	0.54%
Length of employment:	6 years	Location:	Renton, WA

Home town:	Charlotte
Current & past employers:	Time Warner
Education:	University of North Carolina at Chapel Hill (UNC)

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan to partially fund our upcoming wedding. I have enough saved up for most of the expenses, but not quite all.

A credit bureau reported the following information about this borrower member on November 15, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364075	$10,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364075. Member loan 364075 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Protective Life Corporation	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	BIRMINGHAM, AL

Home town:	Cullman
Current & past employers:	Protective Life Corporation, Ernst & Young, LLP
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I have approximately $10,000 in credit card debt from college and would like to consolidate to make one monthly payment and lower my interest rate. I anticipate paying the loan back within less than 2 years.

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,121.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364076	$5,500	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364076. Member loan 364076 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Huron Mechanical	Debt-to-income ratio:	14.58%
Length of employment:	2 years 6 months	Location:	Batavia, IL

Home town:	lombard
Current & past employers:	Huron Mechanical
Education:	EIU BA

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest credit card. I have already cut it up.

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,234.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364089	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364089. Member loan 364089 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	DTS	Debt-to-income ratio:	4.29%
Length of employment:	3 months	Location:	walnut, CA

Home town:	Cleveland
Current & past employers:	DTS, Foxconn
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a reasonable low interest loan to consolidate credit card debt

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$9,273.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364148	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364148. Member loan 364148 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	Colorado Mountain College	Debt-to-income ratio:	8.47%
Length of employment:	3 months	Location:	Leadville, CO

Home town:	Scott Air Force Base
Current & past employers:	Colorado Mountain College, Lake County School District, R.E.I., Recreational Equipment Inc.
Education:	Georgia State University, University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

I have about $5000 in credit card debt that I pay down regularly at $100 to $500 per month. I am charged 11.9% interest. Capitalone arbitrarily raised my rate from 7.9%. I am simply looking to pay off my credit card at a lower interest rate.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,020.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364154	$7,200	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364154. Member loan 364154 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	medical information technology	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	attleboro falls, MA

Home town:
Current & past employers:	medical information technology
Education:	Bryant University

This borrower member posted the following loan description, which has not been verified:

I am 26 years old, and I need this loan so that I can put a decent down payment on my first home. With this money and some of my savings, I will be able to make a higher down payment, giving me a much better interest rate and less fees than I would otherwise get. I will easily be able to make the monthly payments as I budget my money well, and can afford both this payment and the soon-to-be mortgage. I have no credit card debt, student loans, or car loan (all paid off). current monthly income (after taxes): 2600 monthly expenses: rent 800 (no longer needed once I buy the house) food 100 monthly bills (gas, tv, internet, cell phone) 300 new mortgage (approx) 1100

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364202	$6,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364202. Member loan 364202 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Furthersite LLC	Debt-to-income ratio:	9.22%
Length of employment:	3 years	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Furthersite LLC, U-Haul International, US Airways Group, Arizona State University
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

Furthersite LLC operates in Phoenix, AZ but has slowly gained a substantial client base in Tucson, AZ. It has become necessary to open an office in Tucson to meet with clients and house employees. This loan is to cover the expenses involved with our new office. The money will help cover the initial build out costs, furniture, and computer equipment.

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$178.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364203	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364203. Member loan 364203 was requested on November 16, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Aurora Biofuels	Debt-to-income ratio:	13.95%
Length of employment:	1 year 7 months	Location:	Alameda, CA

Home town:	Duesseldorf
Current & past employers:	Aurora Biofuels, University of Melbourne, Carnegie Institution of Washington/Stanford University
Education:	University of Duesseldorf, University of Konstanz

This borrower member posted the following loan description, which has not been verified:

The funds will be used to acquire inventory for our online yoga supply store (www.myogashop.com) and to provide working capital as needed. Currently our inventory is purchased through middle wholesale companies, but we would like to begin purchasing directly from the manufacturers, thus allowing for a larger profit margin. In order to accomplish this, we will need to meet these manufacturer?s minimum order requirements.

A credit bureau reported the following information about this borrower member on November 16, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,175.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364254	$14,800	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364254. Member loan 364254 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Versus	Debt-to-income ratio:	5.52%
Length of employment:	2 years	Location:	New Canaan, CT

Home town:	stamford
Current & past employers:	Versus
Education:	Franklin Pierce College

This borrower member posted the following loan description, which has not been verified:

My father needs to buy a truck. He's been in business for more than 30 years.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,943.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364256	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364256. Member loan 364256 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	mariners landing golf	Debt-to-income ratio:	21.03%
Length of employment:	1 year	Location:	collinsville, VA

Home town:	danville
Current & past employers:	mariners landing golf, lynwood golf &country club
Education:	Patrick Henry Community College

This borrower member posted the following loan description, which has not been verified:

I am a golf professional who owns his own merchandise shop, i have owned the shop for 9 months and sales have been good despite the economy. I am aquiring this loan to build my business. I need more equipment for the high demand of cutsom club fitting. If you can help me it would be greatly apreciated.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,273.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364261	$4,500	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364261. Member loan 364261 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	Ashley Furniture Homestore	Debt-to-income ratio:	19.50%
Length of employment:	4 years	Location:	CAIRO, GA

Home town:	Thomasville
Current & past employers:	Ashley Furniture Homestore, Pizza Hut
Education:	Penn Foster

This borrower member posted the following loan description, which has not been verified:

I am consolidating some credit card debt for a lower payment and better interest rates.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364268	$5,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364268. Member loan 364268 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Bossa Nova	Debt-to-income ratio:	1.66%
Length of employment:	2 months	Location:	LOS ANGELES, CA

Home town:	Tucson
Current & past employers:	Bossa Nova, trio salon
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM)

This borrower member posted the following loan description, which has not been verified:

repay boyfriend

A credit bureau reported the following information about this borrower member on October 31, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,221.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364280	$10,800	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364280. Member loan 364280 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,274 / month
Current employer:	Memorial Sloan-Kettering Cancer Center	Debt-to-income ratio:	5.53%
Length of employment:	2 years 2 months	Location:	Bronx, NY

Home town:
Current & past employers:	Memorial Sloan-Kettering Cancer Center
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

A loan to consolidate several balances owned on credit cards, accumulated over the past few years. My goal is to combine my payments into one low payment, in order to alleviate the stress of having to juggle several payments, while worrying about paying costs associated with my current healthcare needs, not covered by insurances. My husband and I would also like to purchase a house in the near future, and we would like to eliminate the majority of our debt, in order to get better financing.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,922.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364300	$25,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364300. Member loan 364300 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Healthways	Debt-to-income ratio:	13.06%
Length of employment:	11 years 11 months	Location:	LaGrange, GA

Home town:	Portland
Current & past employers:	Healthways, United States Air Force
Education:	North Texas State University, Troy State University at Dothan

This borrower member posted the following loan description, which has not been verified:

I have purchased a Sylvan Learning Center franchise with personnel funds and am now looking at consolidating all my loans into one Business Loan. I purchased this franchise in August 2008 and we are now entering the slow period of student enrollment and am looking for a Line of Credit that will get me past this slow time until it picks up in February 2009. I have looked at the past experience of this Learning Center and we are doing better than it has in the past, but am struggling with costs during this slow time.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1967	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,851.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364302	$6,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364302. Member loan 364302 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	PHILIP MORRIS	Debt-to-income ratio:	11.06%
Length of employment:	31 years	Location:	RICHMOND, VA

Home town:	Richmond
Current & past employers:	PHILIP MORRIS
Education:	OHIO INSTITUTE OF TECHNOLOGY (1975/76)

This borrower member posted the following loan description, which has not been verified:

Trying to purchase 2001 Honda Accord. Price $7995.00, I have $2000.00 down payment. My banks will not loan for a car over five years, and with over 70,000 miles. I pay bills on time, but have a lot of credit. I have grossed $130,000.00 so far this year. Need help.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,125.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364317	$10,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364317. Member loan 364317 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Danik MedSpa	Debt-to-income ratio:	4.33%
Length of employment:	4 years	Location:	sunrise, FL

Home town:	barranquilla
Current & past employers:	Danik MedSpa
Education:	fiu

This borrower member posted the following loan description, which has not been verified:

I have a Medical Spa in south Florida and i work with working class people and i need to inject some money to my business to keep helping patients with them needs on medical treatments

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,069.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364327	$15,900	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364327. Member loan 364327 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	ING DIRECT	Debt-to-income ratio:	3.52%
Length of employment:	12 years	Location:	WHITTIER, CA

Home town:	Los Angeles
Current & past employers:	ING DIRECT
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to payoff my credit cards that I used to pay for my wedding.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,122.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364340	$7,350	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364340. Member loan 364340 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Aliso Electric	Debt-to-income ratio:	22.72%
Length of employment:	6 years	Location:	HUNTINGTON BEACH, CA

Home town:	Huntington Beach
Current & past employers:	Aliso Electric, American Family Insurance Group
Education:	Golden West College

This borrower member posted the following loan description, which has not been verified:

To pay off all of my current credit cards and have a little extra to put in savings.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,785.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364365	$25,000	16.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364365. Member loan 364365 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Sepracor	Debt-to-income ratio:	12.36%
Length of employment:	2 years 1 month	Location:	Cocoa, FL

Home town:	Pittsburgh
Current & past employers:	Sepracor, Astrazeneca, Abbott Laboratories
Education:	CAliforna State university sacramento

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate credit cards to one monthly payment with lower rate.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	29
Revolving Credit Balance:	$20,187.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364376	$3,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364376. Member loan 364376 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Main Street Mortgage	Debt-to-income ratio:	1.36%
Length of employment:	1 year 3 months	Location:	Stockbridge, GA

Home town:
Current & past employers:	Main Street Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using this money to pay a set-up fee deposit for a franchise opportunity. The fee is reimbursed at my first closing and at that time I will be repaying my loan (expected to occur in 90 days). This money will cover all marketing, training, business cards, a website set up and all advertising that is professionally done by the company. I have a full time job as a business finance consultant. This occupation has lent itself to my ability to start my company - having over 15 years experience in this industry. My franchise business will be both real estate investment and finance consulting. In the finance consulting part I assist small to medium sized business owners obtain funding by partnering with an established commercial business finance company that has in-house underwriting and the ability to fund deals directly or use a connected lending source. These deals have a minimum average amount of $1.5M with a 1.5% fee per loan which is split with the franchise. In the real estate investment part I acquire and renovate income producing properties. These properties are purchased at a low entry value (under appraised value) - usually no more than 65% acquisition. These properties are then stabilized and provide affordable housing, often with the option of government subsidized rentals which is guaranteed rental income. I am a good financial risk for this loan because my business dealings provide my business with high cash returns on low entry business opportunities. I am highly experienced in lead generation of qualified business owners in need of financing as my W-2 job is as a commercial lead pre-qualifier/originator for an out-of-state commercial lender. Over the past year I have averaged on a monthly basis leads totaling refinance amounts in excess of $5M (with a 70% closing ratio). I also budget well and keep my expenses low (as seen in my A credit grade). Please let me know if you have any questions and thank you for looking at my listing.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,484.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364377	$25,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364377. Member loan 364377 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Midasco, LLC	Debt-to-income ratio:	18.14%
Length of employment:	2 months	Location:	Glen Allen, VA

Home town:	Lynchburg
Current & past employers:	Midasco, LLC, American Lighting & Signalization, Inc, Clear Direction Signs & Signals, Inc., Roy Jorgensen Associates, Va. Dept. of Transportation
Education:	Christopher Newport University, Virginia Western Community College, Central Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I want to pay off my existing 3 credit cards and close the accounts. I also will use the money to pay off 2 small furniture loans. I will then begin a personal savings plan.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$7,987.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364408	$15,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364408. Member loan 364408 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	10.20%
Length of employment:	6 months	Location:	Westminster, CO

Home town:	Wylie
Current & past employers:	Progressive Insurance, GAP
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

A loan to pay off a credit card and a line of credit into one fixed interest rate and payment in a short period of time.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,148.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364420	$4,800	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364420. Member loan 364420 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Flowserve	Debt-to-income ratio:	13.81%
Length of employment:	7 years 5 months	Location:	long beach, CA

Home town:	Long Beach
Current & past employers:	Flowserve
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

Have outstanding loan of about $5000@30% interest. Monthly payment of $320.00

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,034.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364432	$7,500	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364432. Member loan 364432 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	19.47%
Length of employment:	n/a	Location:	MOSELEY, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan used to pay off a credit card, cover moving expenses, purchase home items.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	11
Revolving Credit Balance:	$42,556.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364448	$9,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364448. Member loan 364448 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	American Tax Funding	Debt-to-income ratio:	13.63%
Length of employment:	8 years	Location:	Royal Palm Beach, FL

Home town:	Laurel
Current & past employers:	American Tax Funding
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I would like a loan to pay for the franchise fee for a franchise publication that I would like to purchase. This is the amount to purchase two editions.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	74
Revolving Credit Balance:	$51,664.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364451	$5,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364451. Member loan 364451 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,700 / month
Current employer:	U.S. Bank	Debt-to-income ratio:	17.03%
Length of employment:	1 year 4 months	Location:	Cincinnati, OH

Home town:
Current & past employers:	U.S. Bank, Hamilton County Administrative Services
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan because I am trying to lower my credit card so I can start saving up some money. I graduated college two years ago and have had my current job for about a year and a half. I just moved home, (so no rent/bills- thanks mom and dad!) and I don't have a whole lot of other expenses. With some frugal months I could have this paid off, but I am getting married in about ten months and have been slammed with deposits, and a big dental bill for $3,000, virtually eliminating my savings. My parents are paying for the "big stuff" for the wedding, but I have been picking up the deposits. So, I am not in any way concerned with having to pay a few hundred dollars a month, I just would like to not be paying that high interest rate and would like to be saving some money on my end. No credit card debt with a steady amount at a lower interest rate is what I am hoping for. A monthly payment would be easily managed.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$7,837.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364453	$20,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364453. Member loan 364453 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ww grainger	Debt-to-income ratio:	13.14%
Length of employment:	8 years	Location:	HOMESTEAD, FL

Home town:	homestead
Current & past employers:	ww grainger
Education:	BACHELOR'S DEGREE fiu

This borrower member posted the following loan description, which has not been verified:

I am consolidating debt because of recent expenses that I have encurred. I have a great job, and I dont want to keep paying revolving credit lenders. My goal is to get out of debt as soon as possible.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,757.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364454	$9,600	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364454. Member loan 364454 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	ameriprise financial	Debt-to-income ratio:	3.67%
Length of employment:	40 years	Location:	edina, MN

Home town:	South St Paul
Current & past employers:	ameriprise financial
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

paying for trip to south korea

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,631.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364487	$15,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364487. Member loan 364487 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,358 / month
Current employer:	SIGAL Construction	Debt-to-income ratio:	11.13%
Length of employment:	6 months	Location:	ASHBURN, VA

Home town:	Glenwood
Current & past employers:	SIGAL Construction, Mayhood Company
Education:	VCU

This borrower member posted the following loan description, which has not been verified:

I currently have about $15,000 in credit card debt and would like to be able to secure a fixed rate loan to lower my monthly payments and pay off the debt at a faster rate. In today's economy, having a lower overall monthly payment is essential to the well being of my financial situation and family.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,935.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364490	$25,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364490. Member loan 364490 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	gilbertson precast	Debt-to-income ratio:	21.18%
Length of employment:	26 years 4 months	Location:	oak grove, MN

Home town:	mlps
Current & past employers:	gilbertson precast
Education:

This borrower member posted the following loan description, which has not been verified:

our company has been in business since 1946 but this is the first winter we need to look for some money to help get us thru the winter months we are a manufactoring company that makes septic tanks for both resident and commercial and the winter months the ground is frozen so we don't have sales.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	56
Revolving Credit Balance:	$38,417.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364509	$5,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364509. Member loan 364509 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Banfield, the Pet Hospital	Debt-to-income ratio:	7.85%
Length of employment:	1 year 4 months	Location:	Austin, TX

Home town:	Corvallis
Current & past employers:	Banfield, the Pet Hospital
Education:	Vassar College, Oregon State University

This borrower member posted the following loan description, which has not been verified:

We have a significant amount of high-interest credit-card debt which we would like to pay off at a lower rate and leave us with ONLY our educational debt!! A loan for this amount would help us with 80% of our bad debt!

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,839.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364515	$3,600	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364515. Member loan 364515 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	EWI Worldwide	Debt-to-income ratio:	19.87%
Length of employment:	8 years	Location:	Dearborn, MI

Home town:	Dearborn
Current & past employers:	EWI Worldwide
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt to get a lower interest rate so as to pay off debt sooner.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	72
Revolving Credit Balance:	$9,423.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364530	$7,000	17.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364530. Member loan 364530 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	n/a	Debt-to-income ratio:	19.32%
Length of employment:	n/a	Location:	nashua, NH

Home town:	nashua
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

wedding expenses

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 364532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364532	$17,525	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364532. Member loan 364532 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,650 / month
Current employer:	Milpitas Police Department	Debt-to-income ratio:	15.72%
Length of employment:	11 years 9 months	Location:	Mountain House, CA

Home town:	Rio Piedras
Current & past employers:	Milpitas Police Department, San Mateo County, American Medical Response
Education:	University of California San Francisco

This borrower member posted the following loan description, which has not been verified:

I plan on paying off my AMEX and Discover cards with high interest rates so that I can pay this debt off. I will need to refinance my home soon and the debt I have in revolving credit has me way too tight, I need to pay it off.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	10
Revolving Credit Balance:	$37,008.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364541	$21,250	16.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364541. Member loan 364541 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Baxter International Inc.	Debt-to-income ratio:	12.41%
Length of employment:	4 years	Location:	evanston, IL

Home town:	Haiti
Current & past employers:	Baxter International Inc., Motorola, Sam's Club, Wal-Mart Stores
Education:	DeVry University-Illinois, Lincoln Technical Institute

This borrower member posted the following loan description, which has not been verified:

I would like to use the requested loan amount to purchase an investment property that is worth 3 times more than the asking price. I have good credit rating, a stable job, I have been at the same company for about 4 years, I am very financially responsible, I know how to manage money very well, my credit history would prove that. I currently own 2 investement properties and never made a late payment. I have been a very responsible borrower to lending never made a late payment. Approving my requested loan would certainly give me the opportunity to grow in my business endeavour. If you have any question please feel free to email me, or call 847-962-0408 Thank you in advance.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,343.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 364557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364557	$6,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364557. Member loan 364557 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,777 / month
Current employer:	Freedom Newspapers of Southwestern Arizona	Debt-to-income ratio:	2.57%
Length of employment:	5 years 2 months	Location:	Yuma, AZ

Home town:	Cheverly
Current & past employers:	Freedom Newspapers of Southwestern Arizona, The Gallery of Family Hair Designers
Education:

This borrower member posted the following loan description, which has not been verified:

My family has a great opportunity to move from Arizona to Mississippi for better job opportunities. While we would like to take this opportunity, the cost of moving is much steeper than what we have available to us right now.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,864.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364578	$9,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364578. Member loan 364578 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	US Navy	Debt-to-income ratio:	8.47%
Length of employment:	6 years 1 month	Location:	San Diego, CA

Home town:	Rochester
Current & past employers:	US Navy, FedEx Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Esther's Car

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364583	$18,200	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364583. Member loan 364583 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Melco Embroidery Systems	Debt-to-income ratio:	18.83%
Length of employment:	1 year	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Melco Embroidery Systems, Local Value Magazine, SP Richards, FedEx Corporation
Education:	Platt College-Aurora

This borrower member posted the following loan description, which has not been verified:

This money will be used solely for the purpose of eliminating high interest rate credit card debt quickly. I've been carrying this debt for a number of years, but seem to be unable to pay it down in a reasonable period of time, due to the increasing interest rate. I've always paid on time, and always applied a significant amount towards the principle, but the outrageous interest rate makes it very difficult to pay down. I have absolute confidence in my ability to pay down a loan of this amount quickly, at a reasonable interest rate. I have a stable, well paying job, and I supplement my income with additional freelance work, which I do from home. I have many financial goals that I'd like to achieve, that simply aren't possible under this looming debt. Elimination of this debt within three years is possible with this solution, which opens up a number of possibilities for me financially.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,526.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364584	$14,000	17.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364584. Member loan 364584 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Clear View Windows	Debt-to-income ratio:	1.09%
Length of employment:	4 years 3 months	Location:	hot springs, AR

Home town:	Hot Springs National Park
Current & past employers:	Clear View Windows
Education:

This borrower member posted the following loan description, which has not been verified:

I have three credit cards to pay every month, the balances total out to $13,894. I have never been late an any of them and my credit keeps getting better and better as I pay them down. I have been waiting for a new low interest credit card offer to consolidate my debt. But ever since the economy went in the tank I can't get rid of these high interest starter cards. If I receive a loan here at Lending Club I will get rid of these credit cards and have one payment that will probably save me some money. Email me if you have any questions, my name is Zack. hscrobot@gmail.com or zillybobbzack@yahoo.com Thanks!

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364585	$3,200	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364585. Member loan 364585 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,120 / month
Current employer:	K2M, inc.	Debt-to-income ratio:	17.18%
Length of employment:	1 year 6 months	Location:	Culpeper, VA

Home town:	Culpeper
Current & past employers:	K2M, inc., American Red Cross
Education:

This borrower member posted the following loan description, which has not been verified:

This would be a loan to payoff Capital One and 24 percent interest. I've been making min payments - and of course, falling more behind. This would enable me to pay off this card and cancel it once and for all.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,548.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364587	$16,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364587. Member loan 364587 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Midwest Insurance	Debt-to-income ratio:	7.77%
Length of employment:	2 years	Location:	West Sacramento, CA

Home town:	West Sacramento
Current & past employers:	Midwest Insurance, FirstComp Insurance
Education:	California State University - Sacramento

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for looking at my loan request. I am obtaining this loan to assist in paying down my auto loan so I can sell the vehicle. I now have a company car with my job so my personal vehicle is no longer needed. Unfortunately, when I bought the vehicle last year, I rolled over about $6,000 in negative equity from my previous car. The vehicle I purchased is a Dodge Nitro (SUV) and as unfortunate as it is, domestic vehicles don't hold value at all (especially with gas consuming SUV's) and it has quite a few miles on it for being as new as it is since I drove it for work with my previous company. Needless to say, I won't get the full KBB value for the vehicle. I own a home and have a very good paying job. My base salary is $77,500 and my bonus each month is between $2,500 - $6,500 (never less than $2,500) with an annual income well over $100,000. My mortgage is $2,000 but it is split evenly with my fiancee' and have very minimal credit card debt. Most of the credit card debt I have is because I front the money for my company (expenses such as lunch and dinner with clients, gas, etc) and am reimbursed for it at the beginning of the month. The personal credit card debt I currently have is for purchases for the house since I bought it last year and I pay it off every month for the most part. I have a buyer for the car now, I just need to pay down the loan when we complete the transaction so the pink slip can transfer between lenders. I am selling the vehicle for $12,500 and I owe $24,500 on it. I need to fix the quarter panel on the vehicle which will cost about $2,500 from a hit and run accident I was a victim of. Once I sell the car, I will get out of my car payment as well as the insurance. My expenses will be as follows: $1,000 mortgage $600 - this loan $150 - Student Loan $500 - miscellaneous expenses I take home over $4500 a month or so for the most part so this is well within my budget. This loan will be a focus to pay off first. I had a loan with prosper in the past and paid it off early. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364638	$25,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364638. Member loan 364638 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	RDI ENTERPRISES INC	Debt-to-income ratio:	6.87%
Length of employment:	7 years 1 month	Location:	Jupiter, FL

Home town:	Merced
Current & past employers:	RDI ENTERPRISES INC, American Recruiters
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Working Capital for our Executive Search Business. We have been in business since October 2001 and profitable since day one. Recently 2 of our lines of credit (1 w/ Amex & 1 w/ Ironstone Bank) have been closed due to both banks discontinuing that offer for their small business customers. Our business credit is excellent--we have never missed 1 payment. We also own our office and will own all of our business equipment free & clear in February 2009. The personal credit of the owner is excellent and in the high 700's-800's. We use our lines of credit as a bridge to cover payroll & overhead while we wait on payments from our clients. We work on a contingency basis with about 90% of our clients and have been trying to move into retained business this year with about 10% of our clients working under that arrangement.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,778.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364645	$1,400	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364645. Member loan 364645 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Ann Taylor Factory Store	Debt-to-income ratio:	21.84%
Length of employment:	7 months	Location:	Doylestown, PA

Home town:	Doyelstown
Current & past employers:	Ann Taylor Factory Store, Millersville University Women's and Wellness Center
Education:	Millersville University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I really messed up badly. I originally got a credit card because I couldn't afford my books, then I began to put a lot of my living expenses on it. Right now the card balance is over 5000. I have made every payment regularly except for one. During a particularly stressful part of my semester where I was swamped with classwork and planning a campus event I filled out my payment and put it in the envelope and sat it on my desk. I neglected to actually drop it in the mail. This resulted in my interest rate doubling to a whopping 28.9% a month. The interest is drowning me. I work two jobs and working as much as I do is starting to impact my schoolwork. Two weeks of paychecks from my retail job make me just enough money to pay the interest on the credit card, but all the other bills keep coming. I don't want to ask my parents for help or burden them in any way. In a bad economy, when prospects are already pretty dismal for a recent grad a huge pile of debt doesn't help. I'm looking to take care of some of it so I can be independent and successful when I graduate.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,032.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364646	$19,500	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364646. Member loan 364646 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,042 / month
Current employer:	Ryder Transportation	Debt-to-income ratio:	14.57%
Length of employment:	1 year 7 months	Location:	New Bedford, MA

Home town:	New Bedford
Current & past employers:	Ryder Transportation, Werner Enterprises, King Information Systems, Garelick Farms
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate outstanding credit card and loan debt. Make one somewhat smaller monthly payment. Increase savings budget amount monthly.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$15,563.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364670	$9,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364670. Member loan 364670 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,333 / month
Current employer:	retired	Debt-to-income ratio:	12.30%
Length of employment:	n/a	Location:	Glendale, AZ

Home town:
Current & past employers:	retired, Honeywell International Inc.
Education:	glendale community college

This borrower member posted the following loan description, which has not been verified:

Daughter unable to get student loan to complete her schooling. Want to help her pay off her current debts so she will just have to concentrate on her student loans when she finishes and gets a job. Also, daughter will be coming from australia for first time in 17 years and will get to meet grandchildren for first time and would like to make it a happy occasion for them to remember

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,679.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364698	$20,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364698. Member loan 364698 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Tommy's	Debt-to-income ratio:	5.82%
Length of employment:	20 years	Location:	Lake Jackson, TX

Home town:	wichita fall
Current & past employers:	Tommy's
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to put a new kitchen in.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,556.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364710	$10,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364710. Member loan 364710 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Super Products, Inc.	Debt-to-income ratio:	9.51%
Length of employment:	2 years 4 months	Location:	Hillsborough, NJ

Home town:	Beijing
Current & past employers:	Super Products, Inc.
Education:	Chabot College, UC Davis, Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

to consolidate credit card debt and pay at a better rate

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,534.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364712	$2,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364712. Member loan 364712 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Griffin Bookshop Coffee Bar	Debt-to-income ratio:	11.74%
Length of employment:	1 year 2 months	Location:	Fredericksburg, VA

Home town:	Virginia Beach
Current & past employers:	Griffin Bookshop Coffee Bar, Fayad Associates
Education:	University of Mary Washington

This borrower member posted the following loan description, which has not been verified:

Recent College Grad Relocation for promotion from entry level job.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,150.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364716	$25,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364716. Member loan 364716 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	(Multiple) Self, Loanology, LLC>	Debt-to-income ratio:	15.74%
Length of employment:	7 years 5 months	Location:	South Jordan, UT

Home town:	South East Idaho
Current & past employers:	(Multiple) Self, Loanology, LLC>, OnePipeline
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

We own a company called CompliPro that is on the verge of taking off. We would utilize all $25,000 to facilitate newly acquired relationships as they implement our program. These relationships are currently signed and ready to roll. We can make these come to fruition much more quickly with just a little additional capital. If any further information is required please don't hesitate to contact me immediately. Chet Ruger

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,700.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364719	$7,200	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364719. Member loan 364719 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,100 / month
Current employer:	GAITS / ASAP LLC	Debt-to-income ratio:	11.36%
Length of employment:	1 year 6 months	Location:	BELEN, NM

Home town:	Rock Springs
Current & past employers:	GAITS / ASAP LLC, US Air Force
Education:	TUI University

This borrower member posted the following loan description, which has not been verified:

I need this money to cover the down payment and additional expenses of a bariatric surgical procedure my wife is having.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$737.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364721	$2,500	17.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364721. Member loan 364721 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,667 / month
Current employer:	National Naval Medical Center	Debt-to-income ratio:	17.60%
Length of employment:	2 years 11 months	Location:	Gaithersburg, MD

Home town:	Clarkton
Current & past employers:	National Naval Medical Center, Shady Grove Hospital
Education:	NC A&T State University

This borrower member posted the following loan description, which has not been verified:

I am requesting 2500 to payoff high interest credit card.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,686.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 364723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364723	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364723. Member loan 364723 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	KV Management	Debt-to-income ratio:	0.48%
Length of employment:	5 months	Location:	New York, NY

Home town:	Portsmouth
Current & past employers:	KV Management, TSI INC. (New York Sports Club)
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. I need $25,000 to take my business to the next level. Currently I am running a financial brokerage out of my home, providing shot term working capital to small and mid-size companies around the country.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$968.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364727	$3,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364727. Member loan 364727 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	United States Air Force	Debt-to-income ratio:	4.96%
Length of employment:	2 years 5 months	Location:	Shaw AFB, SC

Home town:	Newport Beach
Current & past employers:	United States Air Force, Publix, Mexicali Restaurant, Winn Dixie, The Shoe Department
Education:	Georgia Southern University, Troy University at Troy

This borrower member posted the following loan description, which has not been verified:

Won a car on ebay and don't have the amount they are requesting.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	25
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364733	$25,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364733. Member loan 364733 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Saint Jude Medical	Debt-to-income ratio:	23.00%
Length of employment:	3 years	Location:	Easley, SC

Home town:
Current & past employers:	Saint Jude Medical
Education:	BS Engineering/MS Engineering

This borrower member posted the following loan description, which has not been verified:

I have built up debt over the last several years as I have financed my sons college education. He now has only two classes to go and will graduate in the spring. This will eliminate my need to increase debt. I would like to consolidate this into a single loan.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	74
Revolving Credit Balance:	$50,810.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364738	$5,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364738. Member loan 364738 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Genzyme Corp.	Debt-to-income ratio:	22.01%
Length of employment:	1 year 2 months	Location:	worcester, MA

Home town:	Worcester
Current & past employers:	Genzyme Corp.
Education:	Worcester Polytechnic Institute

This borrower member posted the following loan description, which has not been verified:

I am a quality engineer in the Biotech industry who is still paying for the mistakes I made with my credit cards while in college. Now two years out of college and in a career I see myself paying only the interest and not using my monthly payments to cover any of the principle. I am 24 and will be looking a purchase a house in the next few years so I obviously would like to raise my credit score in the meantime. I am basically looking to take my 5 credit cards and consolidate them into 1 payment. This way I can keep my credit lines open which will help me raise my credit score while I pay this loan. With your help I will be debt free and in a position to purchase my first home in 3 years!

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,631.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364753	$16,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364753. Member loan 364753 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Abby Bella Dance Studio	Debt-to-income ratio:	21.82%
Length of employment:	1 year	Location:	Scottsdale, AZ

Home town:	Sydney
Current & past employers:	Abby Bella Dance Studio, Sociiety of St Vincent de Paul, Teresa Paul Daie, CPA, PC
Education:	Arizona State University, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

Loan needed to increase sales of dance classes through advertising. Our studio dance class sales have been increasing each month, we have added dancewear and gift cards but need more exposure. A production company has produced two television commercials and need the additional funding to run the commercial on local cable channels. We also have several newspaper ads running and need addtional funds to keep those running.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	23
Revolving Credit Balance:	$22,252.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364755	$10,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364755. Member loan 364755 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	SOMERSET SURGICAL CENTER	Debt-to-income ratio:	13.32%
Length of employment:	5 years 2 months	Location:	SOMERVILLE, NJ

Home town:	ILOILO CITY
Current & past employers:	SOMERSET SURGICAL CENTER
Education:	UNIVERSITY OF ILOILO

This borrower member posted the following loan description, which has not been verified:

I HAVE CREDIT CARD DEBT FROM AMEX BLUE @ 10.76%,, NEVER BEEN LATE AND IM PAYING $500.00-700.00. EVERY MONTH, I CANT GET AHEAD BECAUSE OF THE ACCOUNT PROTECTION FEE AND PERIODIC FINANCIAL CHARGE THAT TOTALS TO $ 200.00 MONTHLY. MY CREDIT SCORE LAST TIME I CHECKED 760+++ ON THREE CREDIT REPORTING COMPANY. MAY WONDER WHY I GOT INTO THIS MESS, MY OLD MAN HAD A MEDICAL EMERGENCY TWO YEARS AGO THAT I HAVE NO CHOICE BUT HELP. HOPE YOU CAN HELP ME OUT OF THIS MESS.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,411.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364764	$12,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364764. Member loan 364764 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Nike Inc	Debt-to-income ratio:	22.29%
Length of employment:	4 years 4 months	Location:	Aliso Viejo, CA

Home town:
Current & past employers:	Nike Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one payment each month. I have over 700+ credit and have never been late on anything.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,900.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364767	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364767. Member loan 364767 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Bass Pro Shops	Debt-to-income ratio:	24.75%
Length of employment:	3 months	Location:	Springfield, MO

Home town:	vienna
Current & past employers:	Bass Pro Shops, Great Clips
Education:

This borrower member posted the following loan description, which has not been verified:

i have some high interest rates and want to consolidate

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	16
Revolving Credit Balance:	$57,072.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364769	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364769. Member loan 364769 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	U.S. Army	Debt-to-income ratio:	13.56%
Length of employment:	16 years 9 months	Location:	Falls Church, VA

Home town:	Portland
Current & past employers:	U.S. Army
Education:	George Mason University, University of Maine

This borrower member posted the following loan description, which has not been verified:

I need $15,000 to retain the services of a well-qualified attorney who works in family law. I am a divorced father who shares joint legal custody for two daughters who are ages 6 and 9. I'm also an active duty major in the U.S. Army and a recent MBA graduate from George Mason University. I need to retain the services of a skilled lawyer to litigate for more favorable visitation terms, as I'll explain. My girls have their primary residence with their mother (my ex) 1,000 miles away. I fly out to see them every 6 weeks during the school year, and they visit me for two three-week periods during the summer. My girls originally accompanied my ex to Missouri when she mobilized with the U.S. Army Reserve. I lost the injunction to keep them with me in Northern Virginia during the period of mobilization. My ex's argument was that, while mobilized, her job would be that of a classroom instructor, and having the girls accompany her would preserve the status quo (she was a stay-at-home mom before our divorce). The judge agreed. My ex has since demobilized, but has elected to make Missouri her permanent home. That means there's been a material change in circumstance, so I've filed a motion to secure an enduring custody & visitation agreement. My chief goal is to expand summer visitation to 8 continuous weeks so I can get the girls into activities near my home and do all the daddy/daughter things I miss out on during the rest of the year. I'm also going to challenge my ex on her attempts at parental alienation. I am a career Army officer; I'll be promoted to lieutenant colonel in February, so my future income is assured.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,024.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364773	$10,500	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364773. Member loan 364773 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,208 / month
Current employer:	Boeing	Debt-to-income ratio:	19.01%
Length of employment:	3 months	Location:	COLORADO SPRINGS, CO

Home town:
Current & past employers:	Boeing, US Air Force
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I have two credit card payments that i need to consolidate into one payment so the total balance can be paid quicker with a lower interest rate. I have recently been hired for a good job and will be using any extra money to help to pay down my debt.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$16,390.00	Public Records On File:	1
Revolving Line Utilization:	89.60%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364782	$6,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364782. Member loan 364782 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Weir Floway, Inc.	Debt-to-income ratio:	3.89%
Length of employment:	3 months	Location:	Fresno, CA

Home town:
Current & past employers:	Weir Floway, Inc., Healthcomp TPA, Ossur Americas, Inc., Valeant Pharmaceuticals Int'l
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying a high interest rate. I calculated how much I've paid in interest over the past 2 years and it's astronomical.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	16
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364786	$25,000	18.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364786. Member loan 364786 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	self	Debt-to-income ratio:	6.88%
Length of employment:	9 years	Location:	san luis obispo, CA

Home town:	san diego
Current & past employers:	self, US Navy
Education:	US Navy/Baylor

This borrower member posted the following loan description, which has not been verified:

I am looking for funding ($25,000) to finish my dream home. Our partner who we have investing with has lost his final loan funding. We have invested over $345,205 in this house so far and are in the home stretch. as soon as it is finished (completion date Jan) it will be available for rental which will be a revenue source to pay the loan off quickly. The house is oceanfront and tropical. Pictures available on request

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,370.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364794	$24,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364794. Member loan 364794 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Integris Baptist Medical Center	Debt-to-income ratio:	11.25%
Length of employment:	6 years	Location:	okc, OK

Home town:	Austin
Current & past employers:	Integris Baptist Medical Center
Education:	Oklahoma Baptist University

This borrower member posted the following loan description, which has not been verified:

My goal is to pull my credit cards and personal loans together into one easy payment, with a lower payment than my credit cards. My goal is to have this paid off quickly- no longer than 3 years, but no prepayment penalty should all go even better than expected.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,816.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 364798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364798	$5,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364798. Member loan 364798 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Papa Johns Pizza	Debt-to-income ratio:	9.78%
Length of employment:	5 years	Location:	Norfolk, VA

Home town:
Current & past employers:	Papa Johns Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

Make good money delivering pizza but car is getting ragged. This loan will allow me to get a better one and not risk lost work time due to breakdown.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,967.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364309	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364309. Member loan 364309 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,292 / month
Current employer:	BE	Debt-to-income ratio:	12.51%
Length of employment:	1 year 1 month	Location:	FAIRFAX, VA

Home town:	Charlotte
Current & past employers:	BE
Education:	Virginia Tech

This borrower member posted the following loan description, which has not been verified:

After securing school loans to pay for tuition and books, I worked two jobs while in school to pay for everything else. The gap between the money I had and the money I owed continued to widen until I had to open a credit card account just to stay enrolled. Now that I've graduated and got a good job, I'd like to pay it off. I'd like to see if I can do better than the 18% interest rate I'm paying now. Thanks for looking.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,354.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364313	$25,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364313. Member loan 364313 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$13,333 / month
Current employer:	Credit Repair Clinic	Debt-to-income ratio:	15.68%
Length of employment:	3 years	Location:	Batavia, OH

Home town:	Toledo, Ohio
Current & past employers:	Credit Repair Clinic, Holiday Homes
Education:	BA - University of Toledo

This borrower member posted the following loan description, which has not been verified:

CreditRepairClinic.com is growing and need additional capital to grow more.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,735.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 364362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364362	$2,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364362. Member loan 364362 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,509 / month
Current employer:	Paulding County School System	Debt-to-income ratio:	23.88%
Length of employment:	4 months	Location:	ACWORTH, GA

Home town:	Pittsfield
Current & past employers:	Paulding County School System, Goffstown School District, NH
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Paying off truck lease

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364535	$20,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364535. Member loan 364535 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	rahim	Debt-to-income ratio:	0.67%
Length of employment:	16 years	Location:	brooklyn, NY

Home town:
Current & past employers:	rahim
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

Going to Europe for vacation for couple of months.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	17
Revolving Credit Balance:	$947.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364732	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364732. Member loan 364732 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Rapp	Debt-to-income ratio:	8.53%
Length of employment:	7 months	Location:	Venice, CA

Home town:	Fort Wayne
Current & past employers:	Rapp, Digitas, Castro McMahon, Magaical Elves
Education:	Indiana University-Bloomington, Purdue University-Main Campus, Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

Consolidate credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,457.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364747	$24,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364747. Member loan 364747 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Boston College	Debt-to-income ratio:	2.88%
Length of employment:	20 years	Location:	WEST ROXBURY, MA

Home town:	Boston
Current & past employers:	Boston College
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

We need the loan to do some home improvement projects for the winter

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,123.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364748	$19,750	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364748. Member loan 364748 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,933 / month
Current employer:	NVT Digital	Debt-to-income ratio:	17.76%
Length of employment:	4 years	Location:	SANTA ANA, CA

Home town:	Pikeville
Current & past employers:	NVT Digital, Ruby Tuesday's
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

For the updating of kitchen and bathroom and the purchase of furnature.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,747.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364805	$20,475	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364805. Member loan 364805 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	General Dynamics Land Systems	Debt-to-income ratio:	9.48%
Length of employment:	6 years	Location:	SAINT MARYS, OH

Home town:	Lima
Current & past employers:	General Dynamics Land Systems, United States Marine Corps
Education:	James A Rhodes State College, Wright State University-Lake Campus

This borrower member posted the following loan description, which has not been verified:

This loan will be to consolidate nine different lines of credit, credit cards, and an auto loan. This loan would be used to shorten the process of paying of all of my households accumulated debt, so that my family only has a traditional mortgage to pay for.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$14,066.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364809	$7,000	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364809. Member loan 364809 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	State of California	Debt-to-income ratio:	0.73%
Length of employment:	4 years	Location:	Atwater, CA

Home town:	Merced
Current & past employers:	State of California, Plainsburg Elementary School, Snelling Elementary School
Education:	Merced College, California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

I am trying this P2P lending thing to try and raise some cash for some business expansion. Our small business Sunny Day Online, maker of quality websites, has been growing steadily with clients in California, Nevada, and Louisiana. We have outgrown our office space in our Garage/Extra Bedroom and are ready to move into small office space. We are preparing to buy supplies such as printers, laptops, etc., in addition to having a cusion. About Sunny Day Online: I have been operating some form of Sunny Day Online as a hobby for over 10 years. What started as a small side job has snowballed out of control into a real business. We specialize in Web 2.0 like websites with Video, interactivity, etc. I started to get serious about the business about a year and a half ago. I decided that this is what I want to be doing with my life. I brought on a partner and we have been working away ever since. The great thing about web site design is that there is not a lot of overhead (at this point). Sunny Day Online will be as successful as we want it to be and we want it be extremely successful. As I will personally gurantee the loan, you should know a little bit about me. I daylight as an Associate Information Systems Technician for the State of California and have been working there for four years. I work in desktop support at my day job with Attorneys and Secretarys from the California Department of Justice. I am married, have no children, and my wife is a substitute teacher working on her credential to be a full time teacher. I am trustworthy and will repay your money. Sunny Day Online has plenty of monthly cash flow to cover a loan of this size and as stated above I gurantee the loan personally and I also have the money to carry this loan. I will not mess up the credit score I have worked so hard to build. Last I checked it was 760. I will eventually be looking to get a substantial loan if this experience is good one. But for now I want to start small on these P2P networks and go from there. Any takers?

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,240.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364816	$7,200	16.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364816. Member loan 364816 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	COUNTYWIDE-BANKOFAMERICA	Debt-to-income ratio:	15.54%
Length of employment:	14 years	Location:	LOS ANGELES, CA

Home town:	West Los Angeles
Current & past employers:	COUNTYWIDE-BANKOFAMERICA, Countywide
Education:	University of Advancing Technology

This borrower member posted the following loan description, which has not been verified:

I need this loan to consolidate all my credit cards.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,729.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364836	$25,000	17.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364836. Member loan 364836 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Crispers	Debt-to-income ratio:	20.55%
Length of employment:	2 years 2 months	Location:	Naples, FL

Home town:	Upstate
Current & past employers:	Crispers, Outback Steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

I really need to pay off some of my high interest credit card debt. I make a good income and have perfect credit. My mother is in the process of selling her house and Ive been doing some renovations to it. Thats where the majority of the debt was accumulated from. Traditional lenders keep telling me that I have too much unsecured debt to lend, even though Im consolidating it. I have a 17k line of credit available wit Bank of America, but the interest is CRAZY! Please help!

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,306.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 364839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364839	$25,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364839. Member loan 364839 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Zakroff & Associates	Debt-to-income ratio:	12.49%
Length of employment:	35 years	Location:	Bethesda, MD

Home town:
Current & past employers:	Zakroff & Associates
Education:	American University, Washington College of Law, University of Maryland-College Park, Temple University

This borrower member posted the following loan description, which has not been verified:

I would be able to use the loan to pay down my credit card obligations relative to the business

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1970	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	12
Revolving Credit Balance:	$227,618.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364840	$23,400	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364840. Member loan 364840 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,812 / month
Current employer:	Missouri Credit Union	Debt-to-income ratio:	16.23%
Length of employment:	1 year	Location:	Jefferson City, MO

Home town:	Westphalia
Current & past employers:	Missouri Credit Union, Premier Bank
Education:	William Woods University & Lincoln University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my Commerce Bank Credit Card with a balance of $11,200 (approx) and my Bank of America Personal Loan with a balance of $12,150 (approx). I am currently paying high interest rates on these loans. I'd like to get a lower interest rate and lower term so I can pay these off in a lesser amount of time. The reason for these two debts was to cover expenses while I was going threw my divorce. The house was awarded to me when the divorce was final because my husband and I built the house on my family farm. I tried holding onto the house as long as could for the fact that I was going to have to sell it to someone outside of the family. I was barely making ends meet. Then several events happened that put me in a bind. I ended up paying for these costs with my credit card. At that point, I made the decision to sell my house. My father was devastated, but he understood. I simply could not afford it and I was not looking for any charity money to help me out. Now, I have both feet on the ground again and I want to pay the debt that I accumulated through the tough time I had in my life. I'm ready for a clean slate and this is my first step in doing so while still keeping my credit in tact.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	10
Revolving Credit Balance:	$19,559.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364845	$23,500	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364845. Member loan 364845 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,875 / month
Current employer:	NEXUS VENTURES LLC	Debt-to-income ratio:	21.29%
Length of employment:	2 years 2 months	Location:	LONG BEACH, CA

Home town:	BOSTON
Current & past employers:	NEXUS VENTURES LLC, REAL TACO INC
Education:	Harvard University

This borrower member posted the following loan description, which has not been verified:

The reason for this loan is to consolidate my 3 personal loans: $1,817 (28.99%), $7,026 (20.62%) & $11,018 (20.99%) and one credit card: $5,052 (25.99). My current total payment for the 4 debts is $941. Therefore, I want to consolidate and save in just one low payment, of course with better interest rate with Lending Club.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,373.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364847	$25,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364847. Member loan 364847 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	APX Home Security	Debt-to-income ratio:	14.88%
Length of employment:	7 months	Location:	McKinney, TX

Home town:	El Paso
Current & past employers:	APX Home Security, ADC
Education:	University of Texas at El Paso, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

We are requesting this loan to buy the equipment for a restaurant that will be located at 740 S. Greenville Ave. Allen TX 75002, where a pior franchise (Wings-To-Go) was operating. The space is set up as a restaurant meaning that we only need equipment to start this profitable restaurant concept. We established one in Canutillo TX four years ago in which the average household income is $20,000 and the business is selling $40,000/month. Also another member of the family established the same concept in Phoenix AZ seven years ago and his sales are $240,000-260,000 per month. The average household income at this Phoenix location is $55,000. The concept that has been working succesfully for the last six years both in El Paso TX, and Phoenix AZ, is a combination of original mexican subs, ice cream and fruit drinks. Our recipes are unique, brought directly from our personal hometown in Mexico. All of our products are made from scratch, including our bread, drinks, fruit popsicles and ice cream. The location of our interest in Allen TX, not only is the best area in the Dallas/Fort Worth metroplex for the restaurant business, it is one of the best in the nation. In that area stands an average household income of $77,000 within 3 miles and $120,000 within 5 miles. This is a good opportunity to establish this future prosperous restaurant in a location that has an average of 102,000 traffic count per day. We have experience in the restaurant business, we both completed college education in Business Administration and Accounting, and will be managing the daily operations.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,162.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364878	$11,200	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364878. Member loan 364878 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,167 / month
Current employer:	noelle child design	Debt-to-income ratio:	9.43%
Length of employment:	8 years	Location:	gallatin gateway, MT

Home town:	cedar rapids
Current & past employers:	noelle child design
Education:	Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

consolidate credit card and medical bills

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$228,727.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364909	$5,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364909. Member loan 364909 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	14.77%
Length of employment:	11 months	Location:	Clawson, MI

Home town:	Vilnius
Current & past employers:	T-Mobile USA, Baltica Kitchen & Bath
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

Hello! I am experiencing the cruel world of college financial aid. I have applied for Federal financial aid, but due to some errors, will not be receiving it for at least another month or two. In the meantime, the semester is almost over and I need to pay for it before I can register for the next one. My university does not accept Visa as a form of payment (although MasterCard, Discover, and American Express are just fine), which leaves me in a bit of a bind (all I have is Visa). I used Lending Club to pay for my wedding a few months ago, and paid that loan off promptly. All I need is a bridge loan to pay my back tuition until my federal aid comes through. Your help is greatly appreciated. Thanks for investing in me!

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	37
Revolving Credit Balance:	$7,443.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364922	$12,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364922. Member loan 364922 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Self-Employed	Debt-to-income ratio:	6.88%
Length of employment:	2 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to consolidate my credit card debt that I incurred during college. I used two credit cards to pay for college expenses and now would like to consolidate that debt into one consistent payment with a lower rate. I am currently employed, financially stable, and have always handled my finances responsibly.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364931	$7,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364931. Member loan 364931 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	SPBD Consulting	Debt-to-income ratio:	8.74%
Length of employment:	2 years	Location:	Astoria, NY

Home town:	Belgrade
Current & past employers:	SPBD Consulting, Devix Corporation
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to pay off 2 of my credit cards and make one monthly payment to pay off.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$20,248.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364937	$5,500	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364937. Member loan 364937 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Carnival Cruise Lines	Debt-to-income ratio:	20.45%
Length of employment:	3 years 2 months	Location:	Miami, FL

Home town:	Queens
Current & past employers:	Carnival Cruise Lines, Circuit City
Education:	UTI

This borrower member posted the following loan description, which has not been verified:

I am looking to request $8000 loan to consolidate my current credi cards and auto loan. What i want to do is pay off my credit card as well as the difference in my current car loan after i trade it in. By doing this the only payment a month i will have is the $8000 loan i am requesting. I am trying to get my debt and credit together so i can move and head back over to school.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,609.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364941	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364941. Member loan 364941 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.82%
Length of employment:	n/a	Location:	Anchorage, AK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

This amount should get me set up for a few months. I am a lawyer by training but am seeking to branch out into related business and M&A consulting. I am looking forward to seeing how this "social" lending market works. I aim to pay off the loan early (interest is high), but want to make sure I have enough cash on hand. It is a tough lending environment out there for me (even with decent credit and income), but I would be an excellent risk for you.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364944	$16,000	17.15%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364944. Member loan 364944 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,265 / month
Current employer:	Health Net	Debt-to-income ratio:	19.13%
Length of employment:	6 years 1 month	Location:	San Diego, CA

Home town:	Woodland
Current & past employers:	Health Net
Education:	Strayer University at Washington, DC, MTI College of Business and Technology

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my higher interest credit cards.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	67
Revolving Credit Balance:	$55,188.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364949	$18,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364949. Member loan 364949 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,517 / month
Current employer:	Aerotek	Debt-to-income ratio:	17.88%
Length of employment:	4 years 4 months	Location:	Atlanta, GA

Home town:	Washington
Current & past employers:	Aerotek, Wake Forest University Student Athlete Services
Education:	Wake Forest University: Bachelors Degree 2002, Wake Forest University: Masters Degree 2004

This borrower member posted the following loan description, which has not been verified:

Down payments for our wedding next year (2009). Specifically, facilities rental fees for the rehearsal dinner, wedding ceremony and wedding reception as well as catering costs, hotel reservations/blocks, etc.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,940.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364966	$25,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364966. Member loan 364966 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	AANDD Cabinet and Granite	Debt-to-income ratio:	12.81%
Length of employment:	6 months	Location:	Silverlake, WA

Home town:	San Bernardino
Current & past employers:	AANDD Cabinet and Granite, Kitchen Doors and Floors
Education:	Tacoma Community College, American Institute of Baking

This borrower member posted the following loan description, which has not been verified:

To be used to open show room for our company. Already in process. Granite, Cabinet, Flooring,Window, etc company. The loan will be used for the remodel of showroom, to aquire displays. ( Shaw flooring displays, Weathervain Window displays, Cabinet, and Granite displays, Moen, and Kohler displays, as well as several others) Also this will be used to aquire some inventory. Our company sells and installs the above products.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$206.00	Public Records On File:	1
Revolving Line Utilization:	2.70%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364974	$6,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364974. Member loan 364974 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	U-Haul International	Debt-to-income ratio:	14.34%
Length of employment:	8 years	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	U-Haul International, US Airways Group, Arizona State University
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

This loan has been relisted with a lower amount of request money in order to achieve a lower interest rate. Thank you! Furthersite LLC (furthersite.com) operates in Phoenix, AZ but has slowly gained a substantial client base in Tucson, AZ. It has become necessary to open an office in Tucson to meet with clients and house employees. This loan is to cover the expenses involved with our new office. The money will help cover the initial build out costs, furniture, and computer equipment. Please let me know if you have any questions!

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$178.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 40 dated November 21, 2008